As filed with the U.S. Securities and Exchange Commission on November 30, 2017

File No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

JPMorgan Trust I

(Exact Name of Registrant as Specified in Charter)

270 Park Avenue

New York, New York 10017

(Address of Principal Executive Offices)

(800) 480-4111

(Registrant’s Area Code and Telephone Number)

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

With copies to:	With copies to:

John T. Fitzgerald, Esq. JPMorgan Chase & Co. 270 Park Avenue New York, NY 10017	Jon S. Rand, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

(Approximate Date of Proposed Public Offering)

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest of Registrant

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

It is proposed that this filing will become effective on December 30, 2017 pursuant to Rule 488 under the Securities Act of 1933.

JPMORGAN TRUST II

JPMorgan Multi-Cap Market Neutral Fund

(the “Acquired Fund”)

JPMORGAN TRUST I

JPMorgan Research Market Neutral Fund

(the “Acquiring Fund”)

270 Park Avenue

New York, New York 10017

Special Meeting of Shareholders to be held March 14, 2018

Dear Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the Acquired Fund (“Your Fund”). At a meeting held on November 15, 2017, the Board of Trustees (the “Board”) of Your Fund approved a proposed reorganization pursuant to which Your Fund would combine with another fund, the Acquiring Fund. The Board also called a special meeting of shareholders of Your Fund scheduled for March 14, 2018, at 270 Park Avenue, New York, NY 10017, at 11:00 am, Eastern Time. Your Fund’s special meeting is referred to as the “Meeting.” The purpose of the Meeting is to seek shareholder approval for a number of fund reorganizations (the, a “Reorganization” and, collectively, the “Reorganizations”), including the Reorganization of Your Fund. The Board of Your Fund has considered and approved the proposed Reorganization and concurred that the proposed Reorganization is in the best interest of Your Fund and its shareholders.

The attached Proxy Statement/Prospectus seeks shareholder approval of the following proposals that will be considered at the Meeting:

1.        To approve an Agreement and Plan of Reorganization for Your Fund, pursuant to which Your Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of Your Fund followed immediately by the distribution by Your Fund to its shareholders of the portion of shares of Your Fund to which the shareholder is entitled in complete liquidation of Your Fund. Your Fund and the Acquiring Fund are listed in the following table:

Acquired Fund	Acquiring Fund

JPMorgan Multi-Cap Market Neutral Fund	JPMorgan Research Market Neutral Fund

2.        To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

If the Reorganization pertaining to Your Fund is approved by shareholders, you will have an interest in the Acquiring Fund equal in dollar value to your interest in Your Fund on the date the Reorganization occurs. No sales charges or redemption fees will be imposed as a result of the Reorganization. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes.

If Your Fund’s Reorganization is not approved by shareholders, then Your Fund will not be reorganized into the Acquiring Fund and Your Fund’s Board will consider what, if any, additional steps to take, including potential liquidation of Your Fund.

After careful consideration, Your Fund’s Board recommends that shareholders of Your Fund vote “FOR” the proposal.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the number of shares you hold. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on March 14, 2018. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions, before you vote, please call 1-XXX-XXX-XXXX.

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card.

You may receive more than one proxy package if you hold shares in more than one account. Please be sure to vote each account by using one of the methods described on the proxy cards or by signing and dating the card and enclosing them in the postage-paid envelope provided for the card.

Sincerely,

Brian Shlissel

President and Principal Executive Officer

JPMorgan Trust II

                , 2018

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JPMORGAN TRUST II

JPMorgan Multi-Cap Market Neutral Fund

(the “Acquired Fund”)

JPMORGAN TRUST I

JPMorgan Research Market Neutral Fund

(the “Acquiring Fund”)

270 Park Avenue

New York, New York 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 14, 2018

To the shareholders of the Acquired Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the Acquired Fund will be held at 270 Park Avenue, New York, NY 10017, on March 14, 2018 at 11:00 am, Eastern Time (the “Meeting”), for the following purposes:

1.    To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between JPMorgan Trust I, on behalf of the Acquiring Fund, and JPMorgan Trust II, on behalf of the Acquired Fund, pursuant to which the Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Acquired Fund. The Acquired Fund and the Acquiring Fund are listed in the following table:

Acquired Fund	Acquiring Fund

JPMorgan Multi-Cap Market Neutral Fund	JPMorgan Research Market Neutral Fund

2.    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Meeting in person, please vote. In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card.

Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.

iii

If you attend the Meeting in person, you will be required to present a valid form of government-issued photo identification, such as a valid driver’s license or passport, and proof of ownership of Acquired Fund shares as of January 8, 2018, the record date for the Meeting.

By Order of the Board of Trustees of JPMorgan Trust II,

Frank J. Nasta

Secretary

JPMorgan Trust II

                , 2018

iv

PROXY STATEMENT/PROSPECTUS

                , 2018

PROXY STATEMENT FOR:

JPMORGAN TRUST II

JPMorgan Multi-Cap Market Neutral Fund

(the “Acquired Fund”)

270 Park Avenue

New York, New York 10017

PROSPECTUS FOR:

JPMORGAN TRUST I

JPMorgan Research Market Neutral Fund

(the “Acquiring Fund”)

270 Park Avenue

New York, New York 10017

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished on or about                 , 2018 in connection with the solicitation of proxy cards by the Board of Trustees (the “Board”) of JPMorgan Trust II (“Trust II”) for a Special Meeting of shareholders of the Acquired Fund listed above (the “Meeting”). The Meeting will be held on March 14, 2018, at 11:00 am, Eastern Time, at 270 Park Avenue, New York, NY 10017.

At the Meeting, shareholders will be asked to consider and act upon the following proposals:

1.        To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between JPMorgan Trust I, on behalf of the Acquiring Fund, and JPMorgan Trust II, on behalf of the Acquired Fund, pursuant to which the Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (as discussed below) in complete liquidation of the Acquired Fund (the “Reorganization”). The Acquired Fund and the Acquiring Fund are listed in the following table:

Acquired Fund	Acquiring Fund

JPMorgan Multi-Cap Market Neutral Fund	JPMorgan Research Market Neutral Fund

2.        To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on the Reorganization closing date, followed by the immediate

i

distribution by the Acquired Fund to its shareholders of the portion of the shares of the Acquiring Fund to which such shareholder is entitled in complete liquidation of the Acquired Fund. The Acquiring Fund and the Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE. Subject to shareholder approval, the Reorganization is expected to close on or about April 6, 2018.

Effects on share classes of the proposed Reorganization. If the Reorganization is approved by shareholders of the Acquired Fund, each holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the same class of shares of the Acquiring Fund that they held in the Acquired Fund immediately prior to the Reorganization. The aggregate net asset value of the shares of the Acquiring Fund received by Acquired Fund shareholders will be equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholders immediately before the transfer. The Acquired Fund and the Acquiring Fund are sometimes referred to herein as the “Funds.” The following table lists the Funds and the corresponding share classes.

Acquired Fund	g	Acquiring Fund
JPMorgan Multi-Cap Market Neutral Fund	g	JPMorgan Research Market Neutral Fund
Class A	g	Class A
Class C	g	Class C
Class I	g	Class I

Because shareholders of the Acquired Fund are being asked to approve a transaction that would result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

The Reorganization is being structured as a federal income tax-free reorganization. See “INFORMATION ABOUT THE REORGANIZATION — Federal Income Tax Consequences” in this Proxy Statement/Prospectus. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

The Acquired Fund and Acquiring Fund are series of open-end management investment companies. The Acquired Fund has a comparable investment objective and investment strategy to the Acquiring Fund. There are some differences, however, and these are described under “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. The Statement of Additional Information (“SAI”) for the Acquiring Fund, dated March 1, 2017, and the SAI relating to this Proxy Statement/Prospectus and the Reorganization dated                     , 2018, are incorporated herein by reference, which means they are considered legally a part of this Proxy Statement/Prospectus. You may receive a copy of the SAI without charge by contacting the J.P. Morgan Funds at (800) 480-4111, or by writing to the J.P. Morgan Funds at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528. The SAI for the Acquiring Fund, but not the SAI relating to this Proxy Statement/Prospectus and the Reorganization, may also be obtained by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

For more information regarding the Acquired Fund, see the Acquired Fund’s prospectus and SAI, dated November 1, 2017, as supplemented, which has been filed with the Securities and Exchange Commission (“SEC”) and which is incorporated herein by reference. The June 30, 2017 annual report for the Acquired Fund highlights certain important information, such as investment results and financial information, and it has been filed with the SEC and is incorporated herein by reference. You may receive a copy of the prospectus, SAI, annual report and semi-annual report of the Acquired Fund without charge by calling (800) 480-4111, by writing J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

In addition, you can copy and review any of the above-referenced documents at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549.

Accompanying this Proxy Statement/Prospectus as Appendix A is a copy of the form of Reorganization Agreement pertaining to the Reorganization.

AN INVESTMENT IN THE ACQUIRED FUND AND THE ACQUIRING FUND IS NOT A DEPOSIT OF JPMORGAN CHASE & CO. OR ANY OF ITS AFFILIATES OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL YOUR SHARES WHEN THE ACQUIRED FUND’S OR THE ACQUIRING FUND’S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROXY STATEMENT/ PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

v

PROPOSAL

APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Q. How will the Reorganization affect me?

A. Under the terms of the Reorganization Agreement, the assets of the Acquired Fund, subject to its liabilities, will be combined with those of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. Upon the Reorganization, you will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held immediately prior to the closing of the Reorganization. You will receive the same class of shares in the Acquiring Fund that you held in the Acquired Fund immediately prior to the closing of the Reorganization.

Q. Why is the Reorganization being recommended?

A. The Acquired Fund is relatively small, including in comparison to the Acquiring Fund, and management of the Acquired Fund believes that the Acquired Fund has limited opportunities for future growth. Additionally, as of July 31, 2017, the Acquiring Fund has performed better than the Acquired Fund over one-, five- and ten-year periods. Both the Acquired Fund and the Acquiring Fund have similar investment objectives and investment strategies as well. As a result, the proposed Reorganization is also designed to eliminate inefficiencies arising from overlapping product offerings within the “Market Neutral” Morningstar category.

In addition, the proposed Reorganization is expected to benefit shareholders by potentially creating operational and administrative efficiencies. See below for a discussion regarding the impact of the proposed Reorganization on the fees that you will pay.

Q. How will the Reorganization affect the fees to be paid by the Acquiring Fund, and how do they compare with the fees payable by the Acquired Fund?

The investment advisory fee for the Acquiring Fund is identical to the investment advisory fee for the Acquired Fund, which is 0.80%.

The expense limitations (which excludes certain expenses, as discussed below) for each share class of the Acquiring Fund are the same as those of the corresponding share class of the Acquired Fund. Effective March 1, 2017, J.P. Morgan Investment Management, Inc. (“JPMIM”) and JPMorgan Distribution Services, Inc. (“JPMDS” or Distributor”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual fund operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.99% of the average daily net assets of Class A, Class C and Class I Shares of the Acquiring Fund, respectively.

The Acquired Fund’s current gross expense ratio for Class A, Class C and Class I Shares is 2.68%, 3.17% and 2.41%, respectively, as of June 30, 2017. It is estimated that post-Reorganization the Acquiring Fund’s gross expense ratio for Class A, Class C and Class I Shares will be 3.43%, 3.91% and 3.14%, respectively.

The Acquired Fund’s current net expense ratio for Class A, Class C and Class I Shares is 2.40%, 2.90% and 2.14%, respectively, as of June 30, 2017. It is estimated that post-Reorganization, the Acquiring Fund’s net expense ratio for Class A, Class C and Class I Shares will be 3.18%, 3.68% and 2.92%, respectively. Although the Acquiring Fund’s contractual expense limitation is the same as the Acquired Fund’s contractual expense limitation, the estimated net expense ratios for Class A, Class C and Class I Shares of the Acquiring Fund are higher than the current net expense ratios for the corresponding share classes of the Acquired Fund because the Acquiring Fund has higher estimated dividend and interest expenses related to short sales, which are excluded from the contractual expense limitations. Dividend and interest expenses related to short sales are a cost of short sale investments made by the Fund. As such, these expenses may vary on a year-to-year basis and are not necessarily indicative of future expenses.

JPMIM and JPMDS have contractually agreed to waive their fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) of each class of shares of the Acquiring Fund at the level in effect immediately prior to the Reorganization of the corresponding class of the Acquired Fund. These contractual fee waivers and/or reimbursements will stay in effect until April 30, 2019. There is no guarantee that such waivers and/or reimbursements will be continued after April 30, 2019. The expenses of the Acquiring Fund’s classes may be higher than disclosed if the expense limitation expires after April 30, 2019.

Pro forma expense information is included for your reference in this Proxy Statement/Prospectus.

Q. Will I have to pay any sales load, commission, redemption fee, or other transactional fee in connection with the Reorganization?

A. No. The full value of shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund without any sales load, commission, redemption fee, or other transactional fee being imposed. JPMIM and/or JPMDS will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset costs incurred by the Funds relating to the Reorganization, including any costs associated with the solicitation of proxies, printing and mailing of this Proxy Statement/Prospectus to current shareholders, and related legal and audit fees incurred by the Funds, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the Reorganization, which will be borne by the Funds.

Q. Will I have to pay any federal income taxes as a result of the Reorganization?

A. The Reorganization transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders will not recognize a taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Acquired Fund and the Acquiring Fund. Opinions of legal counsel are not binding on the Internal Revenue Service (“IRS”) or the courts. You should separately consider any state, local and other tax consequences in consultation with your tax advisor.

Q. What happens if the Reorganization Agreement is not approved?

A. If the Reorganization Agreement for the Acquired Fund is not approved by shareholders of the Acquired Fund, then the Acquired Fund will not be reorganized into the Acquiring Fund and the Board of the Acquired Fund will consider what, if any, additional steps to take, which may include the continued operation of the Acquired Fund or the potential liquidation of the Acquired Fund.

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganization

After considering the Reorganization, the Board of Trust II approved the Reorganization Agreement on November 15, 2017.

Subject to the approval of the shareholders of the Acquired Fund, the Reorganization Agreement provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Acquired Fund. The Acquired Fund and the Acquiring Fund are listed in the following table:

Acquired Fund	Acquiring Fund

JPMorgan Multi-Cap Market Neutral Fund	JPMorgan Research Market Neutral Fund

Effects on share classes of the proposed Reorganization. If the Reorganization is approved by shareholders of the Acquired Fund, the holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax- free basis for federal income tax purposes, a number of full and fractional shares of the same class of shares of the Acquiring Fund that they held in the Acquired Fund immediately prior to the Reorganization. The aggregate net asset value of the shares of the Acquiring Fund received by the Acquired Fund shareholders will be equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholders immediately before the transfer.

The Reorganization is scheduled to be effective after the close of business on April 6, 2018, or on another date as the parties may agree (“Closing Date”). As a result of the Reorganization, the shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business of the NYSE on the Closing Date. The Acquiring Fund and the Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

For more information about the characteristics of the classes of shares offered by the Funds see “SUMMARY — Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements” below, as well as “Investing with J.P. Morgan Funds” in Appendix B.

For the reasons set forth below under “INFORMATION ABOUT THE REORGANIZATION — Reasons for the Reorganization and Board Considerations,” the Board of Trust II, including all of the Trustees not deemed to be “interested persons” pursuant to Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has concluded that the Reorganization is in the best interests of the shareholders of the Acquired Fund, and that the interests of the shareholders of the Acquired Fund would not be diluted as a result of the Reorganization, and, therefore, have submitted the Reorganization Agreement for approval to the shareholders of the Acquired Fund. The Board of Trust II recommends that shareholders of the Acquired Fund vote “FOR” the proposed Reorganization Agreement effecting the Reorganization.

For the Acquired Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding shares of the Acquired Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares of the Acquired Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the outstanding shares of the Acquired Fund. With respect to the Reorganization, more than 50% of the outstanding shares of the Acquired Fund entitled to vote constitutes a quorum for the Meeting. A shareholder of the Acquired Fund is entitled to one vote for the dollar of net asset value represented by such shareholders’ shares as of the Record Date (as defined below) and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any. For the Acquired Fund, shares of all classes will vote together as a single class for the proposed Reorganization. See “VOTING INFORMATION” below.

Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to the Acquired Fund’s shareholders all of its net tax-exempt interest income and investment company taxable income as well as net realized capital gains, if any, through the Reorganization date. These distributions may be taxable to the Acquired Fund’s shareholders.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will have received from Dechert LLP an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss will be recognized by the Acquired Fund or the shareholders of the Acquired Fund as a result of the Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by the Acquired Fund shareholder will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefore. For more information about the federal income tax consequences of the Reorganization see “INFORMATION ABOUT THE REORGANIZATION — Federal Income Tax Consequences” below.

Effect of the Proposed Reorganization on the Acquired Fund

If shareholders of the Acquired Fund approve the Reorganization Agreement, shareholders of the Acquired Fund who remain in the Acquired Fund on the Closing Date will become shareholders of a class of the Acquiring Fund on or about April 6, 2018, immediately after the closing of the Reorganization. Please note that both JPMorgan Trust I (“Trust I”) and JPMorgan Trust II (“Trust II”) are Delaware statutory trusts and have substantially similar organizational documents. Therefore, if the Reorganization is approved, shareholders of the Acquired Fund will experience no change with respect to quorum requirements, powers of Trustees, and shareholder liability, among other organizational and governance matters. Shareholders should refer to the provisions of the governing documents of Trust I and Trust II and the relevant state law for a more thorough comparison.

Comparison of Investment Objectives and Main Investment Strategies

This section will help you compare the investment objectives and main investment strategies of the Acquired Fund and the Acquiring Fund.

Please be aware that this is only a brief discussion. For more information about the Funds’ investment objectives, investment strategies and principal risks, please see “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS,” beginning on page 12. More information about the Acquiring Fund’s investment strategies and risks can also be found in “ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S INVESTMENT STRATEGIES AND RISKS” beginning on page 20.

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Research Market Neutral Fund

The investment objective of the Acquired Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance. The investment objective of the Acquiring Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The investment objective of each Fund is non-fundamental, which means it can be changed by the Board without the vote of shareholders.

The main investment strategies of the Funds are comparable because both Funds attempt to neutralize exposure to general market risk by taking long and short positions with respect to the equity securities of U.S. companies. Both Funds also seek additional return both relative to 3-month U.S. Treasury Bills.

The Acquired Fund primarily invests in U.S. securities that are common stocks and real estate investment trusts (REITs). The Acquiring Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those comprising the Russell 1000 and/or the S&P 500 Indices.

The main differences in the investment strategies between the Funds are in the investment processes that each Fund uses. The Acquired Fund has an actively managed strategy that employs an investment process based on behavioral finance principals. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Acquired Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process. The Acquired Fund seeks to enhance returns by purchasing long positions in stocks that are ranked the highest by the model and selling short stocks that are ranked the lowest. The Acquired Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Acquired Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Acquiring Fund, however, uses a different, three-step process, that combines research, valuation and stock selection. During this three-step process, the Acquiring Fund’s adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Acquiring Fund. The Acquiring Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria including (i) catalysts that could trigger a rise in a stock’s price; (ii) high potential reward compared to potential risk; and (iii) temporary mispricings caused by apparent market overreactions.

Comparison of Fees and Expenses

Although operating expenses vary between the Funds and distribution and service fees differ among share classes, JPMIM and JPMDS have contractually agreed to waive their fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) of each class of shares of the Acquiring Fund at the level in effect immediately prior to the Reorganization of the corresponding class of the Acquired Fund. Although the Acquiring Fund’s expense limitation is the same as the Acquired Fund’s expense limitation, the estimated net expense ratios for Class A, Class C and Class I Shares of the Acquiring Fund are higher than the current net expense ratios for the corresponding share classes of the Acquired Fund because the Acquiring Fund has higher estimated dividend and interest expenses related to short sales, which are excluded from the expense limitations. Dividend and interest expenses related to short sales are a cost of short sale investments made by the Fund. As such, these expenses may vary on a year-to-year basis and are not necessarily indicative of future expenses. These contractual fee waivers and/or reimbursements will stay in effect until April 30, 2019. There is no guarantee that such waivers and/or reimbursements will be continued after April 30, 2019. The expenses of the Acquiring Fund’s classes may be higher than disclosed if the expense limitation expires after April 30, 2019.

The investment advisory fee (as a percentage of average daily net assets) for the Acquiring Fund and the Acquired Fund are as follows:

Acquired Fund	Investment Advisory Fee	Acquiring Fund	Investment Advisory Fee

JPMorgan Multi-Cap Market Neutral Fund	0.80%	JPMorgan Research Market Neutral Fund	0.80%

JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Research Market Neutral Fund

The Annual Fund Operating Expenses tables and Example tables shown below (i) compare the current fees and expenses of the Acquired Fund and the Acquiring Fund, based on the fees and expenses incurred during the twelve-month period ended June 30, 2017 and (ii) show the estimated fees and expenses for each class of shares of the combined fund, on a pro forma basis, as if the Reorganization occurred on July 1, 2016.

  Class A

SHAREHOLDER FEES (Fees paid directly from your investment)	JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund)	JPMorgan Research Market Neutral Fund (Acquiring Fund)	JPMorgan Research Market Neutral Fund (Pro Forma Combined Fund)
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE (under $1 million)	NONE (under $1 million)	NONE (under $1 million)
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund)	JPMorgan Research Market Neutral Fund (Acquiring Fund)	JPMorgan Research Market Neutral Fund (Pro Forma Combined Fund)
Management Fees	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	1.61%	2.80%	2.36%
Dividend/Interest Expenses on Short Sales	1.15%	2.34%	1.93%
Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.21%[1]	0.21%[1]	0.18%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.68%	3.86%	3.43%
Fee Waivers and Expense Reimbursements	(0.28)%[2]	(0.27)%[3]	(0.25)%[4]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	2.40%[2]	3.59%[3]	3.18%[4]

  Class C

SHAREHOLDER FEES (Fees paid directly from your investment)	JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund)	JPMorgan Research Market Neutral Fund (Acquiring Fund)	JPMorgan Research Market Neutral Fund (Pro Forma Combined Fund)
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund)	JPMorgan Research Market Neutral Fund (Acquiring Fund)	JPMorgan Research Market Neutral Fund (Pro Forma Combined Fund)
Management Fee	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	1.60%	2.77%	2.34%
Dividend/Interest Expenses on Short Sales	1.15%	2.34%	1.93%
Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.20%[1]	0.18%[1]	0.16%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.17%	4.34%	3.91%
Fee Waivers and Expense Reimbursements	(0.27)%[2]	(0.25)%[3]	(0.23)%[4]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	2.90%[2]	4.09%[3]	3.68%[4]

  Class I

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund)	JPMorgan Research Market Neutral Fund (Acquiring Fund)	JPMorgan Research Market Neutral Fund (Pro Forma Combined Fund)
Management Fees	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	NONE	NONE	NONE
Other Expenses	1.59%	2.76%	2.32%
Dividend/Interest Expenses on Short Sales	1.15%	2.34%	1.93%
Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.19%[1]	0.17%[1]	0.14%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.41%	3.56%	3.14%
Fee Waivers and Expense Reimbursements	(0.27)%[2]	(0.23)%[3]	(0.22)%[4]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	2.14%[2]	3.33%[3]	2.92%[4]

[1]

“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual combination of sub-transfer agency fees in the “Service Fees” effective 4/3/17.

[2]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.99% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.99% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

[4]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.99% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 4/30/19, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Acquired Fund, Acquiring Fund and the combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return the year and that the Funds’ operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through October 31, 2018 for the Acquired Fund, February 28, 2018 for the Acquiring Fund and April 30, 2019, for the Pro Forma Combined Fund after the Reorganization and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

If You Sell Your Shares, Your Costs Would Be:

	JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund)				JPMorgan Research Market Neutral Fund (Acquiring Fund)				JPMorgan Research Market Neutral Fund (Pro Forma Combined Fund)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A ($)	755	1,289	1,847	3,360	885	1,634	2,400	4,393	829	1,491	2,185	4,019
Class C ($)	393	952	1,636	3,457	527	1,308	2,200	4,481	470	1,162	1,981	4,109
Class I ($)	217	726	1,261	2,726	351	1,084	1,839	3,822	295	938	1,617	3,426

If You Do Not Sell Your Shares, Your Costs Would Be:

	JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund)				JPMorgan Research Market Neutral Fund (Acquiring Fund)				JPMorgan Research Market Neutral Fund (Pro Forma Combined Fund)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A ($)	755	1,289	1,847	3,360	885	1,634	2,400	4,393	829	1,491	2,185	4,019
Class C ($)	293	952	1,636	3,457	427	1,308	2,200	4,481	370	1,162	1,981	4,109
Class I ($)	217	726	1,261	2,726	351	1,084	1,839	3,822	295	938	1,617	3,426

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year ended June 30, 2017 and October 31, 2016 for the Acquired Fund and the Acquiring Fund, respectively, the portfolio turnover rate (including short sales) as an average value of its portfolio was as follows:

Acquired Fund	Portfolio Turnover Rate	Acquiring Fund	Portfolio Turnover Rate

JPMorgan Multi-Cap Market Neutral Fund	229%	JPMorgan Research Market Neutral Fund	298%

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each class of the Acquired Fund are identical to those of the corresponding class of the Acquiring Fund that will be received in the Reorganization. There will be no sales loads imposed with respect to the shareholders of the Acquired Fund receiving shares of the Acquiring Fund in connection with the Reorganization. For more information about the Acquiring Fund, please see “Investing with J.P. Morgan Funds” in Appendix B to this Proxy Statement/Prospectus.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The procedures for making purchases, redemptions and exchanges of the Acquired Fund are identical to those of the Acquiring Fund. Please see “Investing with J.P. Morgan Funds” in Appendix B to this Proxy Statement/Prospectus.

Purchase and Sale of Fund Shares

The following is a summary of certain information relating to the purchase and sale of Fund shares.

Purchase Minimums

	Class A	Class C	Class I
Minimum Investment	$1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan	$1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Please see “Investing with J.P. Morgan Funds” in Appendix B to this Proxy Statement/Prospectus for more information.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the of the Acquired Fund and the Acquiring Fund is based upon and qualified in its entirety by the respective investment objectives, strategies and principal risks sections of the prospectuses of the Acquired Fund and Acquiring Fund dated November 1, 2017, as supplemented, and March 1, 2017, as supplemented, respectively. Information about additional strategies and risks that apply to the Acquiring Fund is also found below.

JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Research Market Neutral Fund

	JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund)	JPMorgan Research Market Neutral Fund (Acquiring Fund)
Investment Objectives	The Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.	The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
Main Investment Strategies

The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s adviser considers to be attractive and ‘short selling’ stocks that the adviser considers to be unattractive. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth- oriented domestic companies. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. By using this strategy, the Fund seeks to generate returns independent of the direction of the stock market. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

When the Fund makes a short sale, the Fund borrows the security in order to settle the sale and buys the security at a later date to return to the lender. The Fund must maintain collateral at least equal to the current market value of the security sold short.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements. As of the last reconstitution of the Russell 1000 Index on June 24, 2016, the companies in the index included companies with market capitalizations ranging from $1.5 billion to $504.1 billion. As of the last reconstitution of the S&P 500 Index on September 30, 2016, the companies in the index included companies with market capitalizations of $1.1 billion to $609.2 billion.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills. The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

	JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund)	JPMorgan Research Market Neutral Fund (Acquiring Fund)

liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Processes

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund seeks to enhance returns by purchasing long positions in stocks that are ranked the highest by the model and selling short stocks that are ranked the lowest.

The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio.

In managing the Fund the adviser employs a three-step process that combines research, valuation and stock selection. The research findings allow the adviser to rank the companies according to what it believes to be their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

•    catalysts that could trigger a rise in a stock’s price;

•    impact on the overall risk of the portfolio relative to the benchmark; and

•    temporary mispricings caused by market overreactions.

Portfolio Managers

The Funds have different portfolio management teams.

	JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund)	JPMorgan Research Market Neutral Fund (Acquiring Fund)
Portfolio Management Team

The Fund’s portfolio management team utilizes a team-based approach and uses the models, insights and recommendations of the broader Behavioral Finance Team. The team is led by Dennis S. Ruhl, Jason Alonzo and Pavel Vaynshtok. Mr. Ruhl, Managing Director of JPMIM and a CFA charterholder, is the Chief Investment Officer of the U.S. Behavioral Finance Equity Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999. Mr. Alonzo, Managing Director of JPMIM, has been with JPMIM or its affiliates (or one of their predecessors) since 2000 and has been a member of the portfolio management team since 2003. Mr. Vaynshtok, Managing Director of JPMIM and a CFA charterholder, has worked as a portfolio manager for JPMIM or its affiliates since 2011. From 2004 to 2011, Mr. Vaynshtok was a portfolio manager and the head of quantitative research at ING Investment Management.

The portfolio management team is led by Raffaele Zingone, Managing Director of JPMIM and a CFA charterholder, and Steven G. Lee, Managing Director of JPMIM. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. Mr. Lee has been a portfolio manager since 2013 and prior to that time he was a research analyst in the U.S. Equity Research Group. Mr. Lee has been an employee of JPMIM since 2004.

Principal Risks of Investing in the Funds

Principal Risks	JPMorgan Multi-Cap Market Neutral Fund	JPMorgan Research Market Neutral Fund

◾     Strategy Risk

◾     Equity Market Risk

◾     General Market Risk

◾     Short Selling Risk

◾     Derivative Risk

◾     High Portfolio Turnover Risk

◾     Industry and Sector Focus Risk

◾     Transactions Risk

◾     Smaller Company Risk

◾     Real Estate Securities Risk

◾     Large Cap Company Risk

◾ Strategy Risk ◾ Equity Market Risk ◾ General Market Risk ◾ Short Selling Risk ◾ Derivatives Risk ◾ High Portfolio Turnover Risk ◾ Industry and Sector Focus Risk ◾ Transactions Risk

Below is a description of these risks.

Strategy Risk. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Large Cap Company Risk. (JPMorgan Multi-Cap Market Neutral Fund only) Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.

Smaller Company Risk. (JPMorgan Multi-Cap Market Neutral Fund only) Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, the share price changes may be more sudden or erratic than the prices of other securities, especially over the short term. These risks are higher for small cap companies.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Real Estate Securities Risk. (JPMorgan Multi-Cap Market Neutral Fund only) The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for securities held long (or appreciating prices of securities held short). Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investment Policies

In addition to the investment objectives and strategies described above, the Fund has adopted certain fundamental and non-fundamental investment policies. Fundamental investment policies may be changed only by a vote of a Fund’s shareholders, while non-fundamental policies may be changed without a shareholder vote by a vote of a Fund’s Board.

Fundamental Investment Policies

JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Research Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund):	JPMorgan Research Market Neutral Fund (Acquiring Fund):

Diversification

May not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

May not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act.

Industry Concentration

May not purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

Making Loans

May not make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Underwriting Securities
May not underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”	May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933.

Commodities

May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Purchasing or Selling Oil, Gas or Mineral Exploration Programs

Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

N/A

Borrowing Money
May not borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.	May not borrow money, except to the extent permitted by applicable law.

Issuing Senior Securities
May not issue senior securities except with respect to any permissible borrowings.	May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

Purchasing or Selling Real Estate

May not purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

May not purchase or sell real estate, except that, to the extent permitted by applicable law; the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Investment in Investment Companies
May not purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.	N/A

Non-Fundamental Investment Policies

JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Research Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund):	JPMorgan Research Market Neutral Fund (Acquiring Fund):

Illiquid Securities

Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid.

Securities of Other Investment Companies
Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Margin and Short Sales
N/A

May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

Except for each of the restrictions on borrowings set forth below in each set of Fundamental Investment policies, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating policy on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Fund’s Adviser will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to each fundamental investment policy regarding borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities”. In addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, a Fund’s Adviser will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of the fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment. For purposes of the fundamental investment policy regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of fundamental investment policies involving industry concentration, “group of industries”, to the extent such term is applicable, means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The Acquiring Fund is managed by J.P. Morgan Investment Management Inc. (JPMIM). The principal types of securities and the main strategies that the Acquiring Fund currently anticipates using are summarized in its Risk/Return Summary in its Prospectus. Additional information about some of the Acquiring Fund’s main investment strategies are included below. Except as otherwise indicated, the strategies described below are principal investment strategies of the Acquiring Fund. Where applicable, the following also identifies other strategies that are not anticipated to be main strategies of the Acquiring Fund but that may become more important to the Acquiring Fund’s management in the future.

The Acquiring Fund may utilize these investments and strategies to a greater or lesser degree in the future.

The frequency with which the Acquiring Fund buys and sells securities will vary from year to year, depending on market conditions.

The Investment Strategy of the Acquiring Fund

The Acquiring Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements. As of the last reconstitution of the Russell 1000 Index on June 24, 2016, the companies in the index included companies with market capitalizations ranging from $1.5 billion to $504.1 billion. As of the last reconstitution of the S&P 500 Index on September 30, 2016, the companies in the index included companies with market capitalizations of $1.1 billion to $609.2 billion.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

The Fund’s securities may include:

•	common stock

•	derivatives, including futures

The investment strategies for the Fund may also include:

•	other investment companies

•	exchange-traded funds (ETFs)

•	affiliated money market funds

•	derivatives, including options and swaps

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. If a Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

Investment Risks

There can be no assurance that the Acquiring Fund will achieve their investment objectives.

Main Risks of the Acquiring Fund

The main risks associated with investing in the Acquiring Fund are summarized above and in “Risk/Return Summaries” in its Prospectus. More detailed descriptions of the main risks and additional risks of the Acquiring Fund are described below.

Please note that the Acquiring Fund also may use strategies that are not described in this section, but which are described in the “Investment Practices” section in their Prospectus and in the Statement of Additional Information.

Strategy Risk. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector swings or other risk factors.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests)

may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset values. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Additional Risks of the Acquiring Fund

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so- called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Exchange-Traded Fund (ETF) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs and closed-end investment companies may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Conflicts of Interest

An investment in the Acquired Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

Temporary Defensive Purposes and Cash Positions

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization by and between Trust I, on behalf of the Acquiring Fund, and Trust II, on behalf of the Acquired Fund, attached to this Proxy Statement/Prospectus as Appendix A. The Reorganization Agreement provides that the Acquiring Fund will acquire all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions in the Reorganization Agreement, which are summarized below, the Reorganization transaction is scheduled to occur after the close of business on the Closing Date.

The number of full and fractional shares of the Acquiring Fund that you will receive in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of your shares in the Acquired Fund as of the close of business of the NYSE, usually 4:00 p.m. Eastern time, on the Closing Date on a class-by-class basis. The net asset value per share of the Fund will be determined by dividing its assets, less liabilities, by the total number of its outstanding shares on a class-by-class basis. The Acquiring Fund and the Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE. The method of valuation employed will be in accordance with the valuation procedures of the Acquiring Fund (which are identical to those of the Acquired Fund), and are described in the Acquiring Fund’s prospectus and SAI. As promptly as practicable after the Closing Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization for the class of shares.

The Acquired Fund will accomplish the liquidation and distribution with respect to each class of its shares by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund onto the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders. The aggregate net asset value of Acquiring Fund shares to be credited to Acquired Fund shareholders will be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund of the class owned by Acquired Fund shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates in connection with such exchange.

After such distribution, the Acquired Fund will take all necessary steps under Delaware law, its Declaration of Trust and any other applicable law to effect a complete termination of the Acquired Fund.

The Board of Trust I, with respect to the Acquiring Fund, and the Board of Trust II, with respect to the Acquired Fund, have each determined that the Funds’ participation in the Reorganization is in the best interests of each Fund and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. JPMIM and/or JPMDS will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization, including the costs associated with the solicitation of proxies, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets incurred in connection with the Reorganization, which will be borne by the Funds.

The Reorganization Agreement may be terminated and any Reorganization may be abandoned at any time prior to the consummation of such Reorganization, before or after approval by the shareholders of the Acquired Fund, if circumstances should develop that, in the applicable Board’s opinion, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Fund, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (ii) the Acquiring Fund and the Acquired Fund

receives an opinion from Dechert LLP that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Approval of the Reorganization Agreement by and for the Acquired Fund will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund, as described below. See “VOTING INFORMATION” below.

Shareholders of record of the Acquired Fund as of the Closing Date will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Such shares will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Description of the Acquiring Fund’s Shares

Full and fractional shares of the Class A, Class C and Class I Shares of the Acquiring Fund, as applicable, will be issued to the Acquired Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Acquiring Fund does not issue share certificates. The shares of the Acquiring Fund will be issued to the Acquired Fund shareholders and recorded on the shareholder records of the transfer agent. Additional information about the difference between classes is provided below in “Investing with JPMorgan Funds” attached as Appendix B to this Proxy Statement/Prospectus.

Reasons for the Reorganization and Board Considerations

As noted above, the proposed Reorganization was presented for consideration to the Board of Trust I and Board of Trust II and was approved by the Boards at a meeting on November 15, 2017.

Following presentations by JPMIM, after careful consideration and deliberation, including meetings of the Equity Committee, the Boards and their separate executive sessions, the Boards, including all of the Independent Trustees present at such Board meeting, determined that (i) the proposed Reorganization is in the best interests of the Funds, and (ii) the proposed Reorganization would not result in the dilution of the interests of the Funds’ shareholders.

In recommending that shareholders approve the Reorganization, the Boards considered a number of factors, including the following:

•	the elimination of relatively small product offerings with potentially limited opportunities for future growth;

•	the similarity of the investment objectives, strategies, and policies of the Acquired Fund as compared with those of the Acquiring Fund;

•	the investment performance of the Acquiring Fund as compared with that of the Acquired Fund;

•	the relative size of the Acquiring and Acquired Fund;

•

the effect the Reorganization is estimated to have on annual fund operating expenses, shareholder fees and expenses of the combined Acquiring Fund, including the fact that the expense cap, which excludes certain expenses, including dividend and interest expenses related to short sales, for each share class of the Acquiring Fund is the same as that of the Acquired Fund;

•	the direct and indirect federal income tax consequences of the Reorganization, including the availability of capital loss carryforwards;

•

the fact that JPMIM and JPMDS will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization. These waivers and reimbursements will not include brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets in connection with the Reorganization;

•

The fact that the contractual fee waivers and/or expense reimbursements for the Acquiring Fund will continue in effect through April 30, 2019 and JPMIM and JPMDS will consult with the Board prior to the expiration of these contractual fee waivers and/or expense reimbursements; and

•	any potential dilutive factors of the Reorganization.

The Boards considered the potential consequences to shareholders of the Funds from the Reorganization. In their deliberations, the Trustees may have attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them, and their determinations were made separately with respect to each Fund. The Trustees also took into account those interests of the Acquired Fund that were in common with those of the Acquiring Fund for which the Reorganization is proposed.

With respect to the Acquired Fund, its Board noted that the Fund is relatively small, and that management of the Fund believes that the Acquired Fund has limited opportunities for future growth. In addition, as reflected in the “Comparison of Investment Objectives and Principal Investment Strategies” section of this Proxy Statement/Prospectus, each Board noted that the Acquired Fund has similar investment objectives and strategies to the Acquiring Fund, except that the Acquired Fund uses a behavioral finance investment process to implement its strategy.

Each Board noted that the investment advisory fee for the Acquiring Fund is the same as the investment advisory fee for the Acquiring Fund and that each share class of the Acquiring Fund has the same expense limitation as that of the corresponding share class of the Acquired Fund. Furthermore, each Board considered that the estimated net expense ratios for Class A, Class C and Class I Shares of the Acquiring Fund are higher than the current net expense ratios for the corresponding share classes of the Acquired Fund because the Acquiring Fund has higher estimated dividend and interest expenses related to short sales, which are excluded from the expense limitations. The Boards considered that dividend and interest expenses related to short sales are a cost of short sale investments made by the Fund and, as such, these expenses may vary on a year-to-year basis. The Boards also noted favorably that JPMIM and JPMDS have contractually agreed to maintain the current expense limitations on the classes of the Acquiring Fund involved in the Reorganization until April 30, 2019. There is no guarantee such expense limitations will be continued after April 30, 2019. The expenses of the Acquiring Fund’s classes may be higher than disclosed if an expense limitation expires after April 30, 2019. The Boards also noted that JPMIM and JPMDS will waive fees or reimburse the Funds for the costs and expenses of the Reorganization (estimated to be approximately $116,000, as needed, except for brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets, which will be borne by the Funds).

Each Board also noted that, for the periods ended December 31, 2016, the Acquiring Fund has had better ten-year returns than the Acquired Fund, as reflected in the tables in the “INFORMATION ABOUT MANAGEMENT OF THE FUNDS — Performance of the Funds” section of this Proxy Statement/Prospectus.

Each Board also noted that JPMIM represented that the services to be provided to the Acquiring Fund after the Reorganization will be materially the same as the services provided to the Acquired Fund prior to the Reorganization; in other words, no changes to the nature or quality of services are currently anticipated.

Each Board also noted favorably that the Reorganization will be structured as federal tax-free transactions for the Funds and their shareholders. For purposes of federal tax consequences to the Funds and their shareholders, there is not expected to be any significant adverse tax consequences for affected shareholders. Additionally, as a result of the Reorganization, the Acquired Fund and its shareholders are not expected to lose the benefit of certain tax losses that may be used to offset or defer the distribution of future gains.

THE BOARD OF TRUST II, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the

Reorganization, the Acquired Fund and Acquiring Fund will receive a legal opinion from Dechert LLP substantially to the effect that for federal income tax purposes:

    (1) The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

    (2) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

    (3) The basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

    (4) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

    (5) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) by the Acquired Fund of shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation;

    (6) The shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund as part of the Reorganization;

    (7) The aggregate basis of the shares of the Acquiring Fund that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the Acquired Fund exchanged therefore;

    (8) The holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period for which it held the shares of the Acquired Fund exchanged therefore, provided that on the date of the exchange it held such shares of the Acquired Fund as capital assets.

The opinion will be based on certain factual certifications made by the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the IRS could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Counsel will express no view with respect to the effect of the Reorganization on any transferred assets as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that together with all previous distributions will have the effect of distributing to shareholders all of its net tax-exempt interest income and investment company taxable income (computed without regard to the deduction for dividends paid) as well as net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization date. These distributions may be taxable to shareholders.

The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited. Under Section 381 of the Code, for the taxable year ending after the Closing Date of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the portion of its year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the Acquired Fund. In addition, the loss limitation rules of Sections 382, 383 and 384 of the Code will apply. First, one Fund’s “pre- acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Second, the use of a Fund’s pre-acquisition losses to offset gains subsequent to the Reorganization may be subject to an annual limitation. Third, a portion of a Fund’s pre-acquisition losses may become unavailable to offset any gains at all. Fourth, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had a Reorganization not occurred.

In addition, since the shareholders of the of the Acquired Fund will receive shares of the Acquiring Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the applicable Reorganization, when such gains are eventually distributed by the Acquiring Fund.

The realized and unrealized gains and losses of the of the Acquired Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time. Information about capital loss carry forwards (“CLCFs”) provided below as of September 30, 2017. However, the Reorganization is not expected to close until May 4, 2018. As a result, these limitations may change significantly between now and the completion of the Reorganization.

The Acquired and Acquiring Fund have approximately $2,900,000 and $26,500,000 of CLCFs, respectively. Neither Fund’s CLCF’s are subject to expiration. The CLCFs may benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund or Acquiring Fund. Following the Reorganization, the amount of the Acquired Fund’s CLCF’s that can be used in any taxable year, other than the tax year ending immediately after the reorganization, will be subject to an annual limitation, estimated to be $2,300,000, which is equal to the long- term tax-exempt rate at time of Reorganization, multiplied by the aggregate net asset value of the Acquired Fund at the time of Reorganization. The tax period ending immediately after the reorganization is subject to a pro-rated limitation, which is based on the number of days from the merger date to the tax year end. Gains recognized after the reorganization attributable to unrealized appreciation of the Acquired Fund can be offset by Acquired Fund’s CLCFs without limitation, but cannot be offset by Acquiring Fund’s CLCFs, for a period of five years after the reorganization. Further, gains recognized after the reorganization attributable to unrealized appreciation of Acquiring Fund cannot be offset by Acquired Fund’s CLCFs, for a period of five years after the reorganization, but can be offset by Acquiring Fund’s CLCFs without limitation.

Though not significant, net unrealized gain of the combined surviving fund may be slightly lower than the Acquired Fund’s current net unrealized gain.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Adviser

JPMIM is the investment adviser to each of the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), a bank holding company. The Reorganization, therefore, will not result in a change in the Acquired Fund’s investment adviser.

During the most recent twelve-month period ended June 30, 2017, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

JPMorgan Multi-Cap Market Neutral Fund	0.63%
JPMorgan Research Market Neutral Fund	0.65%

A discussion of the basis the Board used in reapproving the investment advisory agreements for the Acquiring Fund is available in the annual report for the most recent fiscal year ended October 31, 2016 and for the Acquired Fund in the semi-annual report dated December 31, 2016.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees (including sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers.

Performance of the Funds

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

This section provides some indication of the risks of investing in the Funds. The bar charts that follow show how the performance for one class of the Acquiring Fund and the Acquired Fund has varied from year to year for the past ten calendar years. The tables show the average annual total returns for the past one year, five years, and ten years. Past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Research Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund (Class I Shares)

The bar chart shows how the performance of the JPMorgan Multi-Cap Market Neutral Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the BofA Merrill Lynch 3-Month US Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index, an index based on the total return of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index.

Best Quarter	2nd quarter, 2009	5.12%	Worst Quarter	2nd quarter, 2016	-3.52%

The JPMorgan Multi-Cap Market Neutral Fund’s year-to-date total return through 9/30/17 was 1.84%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(6.51)%	(0.04)%	(0.87)%
CLASS C SHARES
Return Before Taxes	(2.98)	0.47	(0.99)
CLASS I SHARES
Return Before Taxes	(1.15)	1.29	(0.08)
Return After Taxes on Distributions	(1.15)	1.29	(0.25)
Return After Taxes on Distributions and Sale of Fund Shares	(0.65)	0.99	(0.09)
BOFA MERRILL LYNCH U.S. 3-MONTH TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	0.33	0.12	0.80
LIPPER ALTERNATIVE EQUITY MARKET NEUTRAL FUNDS INDEX
(Reflects No Deduction for Taxes)	4.28	1.50	1.63

After-tax returns are shown only for the Class I Shares of the Fund, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

JPMorgan Research Market Neutral Fund (Class A Shares)

The bar chart shows how the performance of the JPMorgan Research Market Neutral Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the BofA Merrill Lynch 3-Month US Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index, an index based on the total return of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index.

Best Quarter	1st quarter, 2009	4.54%	Worst Quarter	4th quarter, 2011	-3.39%

The JPMorgan Research Market Neutral Fund’s year-to-date total return through 9/30/17 was 4.47%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(7.53)%	(0.69)%	0.27%
Return After Taxes on Distributions	(7.53)	(0.82)	0.05
Return After Taxes on Distributions and Sale of Fund Shares	(4.26)	(0.52)	0.19
CLASS C SHARES
Return Before Taxes	(3.97)	(0.13)	0.30
CLASS I SHARES
Return Before Taxes	(2.17)	0.63	1.13
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.33	0.12	0.80
LIPPER ALTERNATIVE EQUITY MARKET NEUTRAL FUNDS INDEX
(Reflects No Deduction for Taxes)	4.28	1.50	1.63

After-tax returns are shown only for the Class A Shares of the Fund, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

ADDITIONAL INFORMATION ABOUT

THE ACQUIRING FUND AND ACQUIRED FUND

Information about the Acquiring Fund and the Acquired Fund are included in (i) the prospectus of the Acquired Fund dated November 1, 2017, as supplemented, and the prospectus of the Acquiring Fund dated March 1, 2017, as supplemented; (ii) the SAI of the Acquired Fund dated November 1, 2017 and the SAI of the Acquiring Fund dated March 1, 2017; (iii) the Annual Reports for the Acquired Fund and Acquiring Fund for the 12-month periods ended June 30, 2017 and October 31, 2016, respectively; and (iv) the Semi-Annual Report for the Acquiring Fund for the 6-month periods ended April 30, 2017.

Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the relevant Fund at (800) 480-4111, by writing to the relevant Fund at J.P. Morgan Funds Services, PO Box 8528, Boston, MA 02266-8528, or (with the exception of the Proxy Statement/Prospectus or the related SAI) by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Trust I and Trust II are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Financial Highlights for the Acquiring Fund

The financial highlights of the Acquiring Fund are provided below. The table is intended to help you understand the Acquiring Fund’s financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share of each class. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the applicable Acquiring Fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables for the past five fiscal years has been audited by PricewaterhouseCoopers LLP, whose report, along with the Acquiring Fund’s financial statements that are included in the Acquiring Fund’s annual report, are incorporated herein by reference. The information for the six months ended April 30, 2017 has been derived from the Acquiring Fund’s unaudited semi-annual report. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

JPMORGAN RESEARCH MARKET NEUTRAL FUND

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Research Market Neutral Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$13.84	$(0.12)	$0.68	$0.56	$—	$14.40
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—	13.84
Year Ended October 31, 2015	15.17	(0.31)	(0.22)	(0.53)	(0.39)	14.25
Year Ended October 31, 2014	14.58	(0.34)	0.93	0.59	—	15.17
Year Ended October 31, 2013	14.44	(0.35)	0.49	0.14	—	14.58
Year Ended October 31, 2012	14.71	(0.35)	0.08	(0.27)	—	14.44

Class C
Six Months Ended April 30, 2017 (Unaudited)	13.06	(0.14)	0.63	0.49	—	13.55
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—	13.06
Year Ended October 31, 2015	14.48	(0.35)	(0.23)	(0.58)	(0.39)	13.51
Year Ended October 31, 2014	13.99	(0.39)	0.88	0.49	—	14.48
Year Ended October 31, 2013	13.91	(0.41)	0.49	0.08	—	13.99
Year Ended October 31, 2012	14.25	(0.41)	0.07	(0.34)	—	13.91

Class I (formerly Select Class Shares)
Six Months Ended April 30, 2017 (Unaudited)	14.37	(0.10)	0.70	0.60	—	14.97
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—	14.37
Year Ended October 31, 2015	15.66	(0.26)	(0.25)	(0.51)	(0.39)	14.76
Year Ended October 31, 2014	15.02	(0.31)	0.95	0.64	—	15.66
Year Ended October 31, 2013	14.83	(0.32)	0.51	0.19	—	15.02
Year Ended October 31, 2012	15.08	(0.32)	0.07	(0.25)	—	14.83

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (e)

4.05%	$19,585	3.66%	(1.68)%	3.93%	59%	154%
(2.88)	25,393	3.33	(2.07)	3.64	133	298
(3.59)	62,910	3.57	(1.94)	4.03	163	370
4.05	82,477	3.82	(2.26)	4.24	90	192
0.97	88,944	4.24	(2.42)	4.68	75	149
(1.84)	116,146	4.46	(2.47)	4.96	82	186

3.75	12,419	4.17	(2.19)	4.54	59	154
(3.33)	15,003	3.83	(2.53)	4.13	133	298
(4.12)	23,790	4.04	(2.63)	4.46	163	370
3.50	10,933	4.32	(2.76)	4.74	90	192
0.58	14,209	4.74	(2.92)	5.18	75	149
(2.39)	19,275	4.96	(2.97)	5.46	82	186

4.18	43,948	3.40	(1.43)	3.72	59	154
(2.64)	53,221	3.07	(1.82)	3.38	133	298
(3.34)	337,990	3.32	(1.74)	3.71	163	370
4.26	348,525	3.57	(2.01)	3.99	90	192
1.28	292,993	3.99	(2.15)	4.43	75	149
(1.66)	290,794	4.17	(2.19)	4.67	82	186

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.23% and 1.50% for the period ended April 30, 2017, 1.22% and 1.53% for the year ended October 31, 2016, 1.43% and 1.89% for the year ended October 31, 2015, 1.49% and 1.91% for the year ended October 31, 2014, 1.49% and 1.93% for the year ended October 31, 2013 and 1.49% and 1.99% for the year ended October 31, 2012; for Class C 1.74% and 2.11% for the period ended April 30, 2017, 1.72% and 2.02% for the year ended October 31, 2016, 1.90% and 2.32% for the year ended October 31, 2015, 1.99% and 2.41% for the year ended October 31, 2014, 1.99% and 2.43% for the year ended October 31, 2013 and 1.99% and 2.49% for the year ended October 31, 2012; for Class I (formerly Select Class) are 0.97% and 1.29% for the period ended April 30, 2017, 0.96% and 1.27% for the year ended October 31, 2016, 1.18% and 1.57% for the year ended October 31, 2015, 1.25% and 1.66% for the year ended October 31, 2014, 1.24% and 1.66% for the year ended October 31, 2013 and 1.24% and 1.74% for the year ended October 31, 2012.

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), whose address is 1111 Polaris Parkway, Columbus, OH 43240, serves as distributor for the Funds. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), and is a direct, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMIM, whose address is 270 Park Avenue, New York, NY 10017, provides administrative services for and oversees the other service providers of the Funds. JPMIM is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIM receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all funds in the J.P. Morgan Funds complex (excluding certain funds of funds and money market funds) and 0.075% of average daily net assets of such funds over $25 billion of such assets.

FORM OF ORGANIZATION

The Acquiring Fund is a series of Trust I, an open-end management investment company formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I is governed by a Board consisting of thirteen members.

The Acquired Fund is a series of Trust II, an open-end management investment company formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004. Trust II is governed by a Board consisting of thirteen members. Both Trust I and Trust II have the same Board members.

Trust I and Trust II have substantially similar organizational documents. Therefore, if the Reorganization is approved, shareholders of the Acquired Fund will experience no change with respect to quorum requirements, powers of Trustees, and shareholder liability, among other organizational and governance matters. Shareholders should refer to the provisions of the governing documents of these entities and the relevant state law for a more thorough comparison.

CAPITALIZATION

Only shareholders of record at the close of business on January 8, 2018, will be entitled to receive notice of, and to vote at, the Meeting.

The following table shows the capitalization of the Acquiring Fund and of the Acquired Fund as of June 30, 2017, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma net asset values per share assume the issuance of shares of the Acquired Fund, which would have occurred at June 30, 2017 in connection with the proposed Reorganization. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Research Market Neutral Fund

	JPMorgan Multi-Cap Market Neutral Fund (Acquired Fund)	JPMorgan Research Market Neutral Fund (Acquiring Fund)	Pro Forma Adjustments*	JPMorgan Research Market Neutral Fund (Pro Forma Combined Funds)

Class A
Net Assets (000’s)	$5,295	$18,562	$—	$23,857
Shares Outstanding (000’s)	531	1,290	(163)	1,658
Net Asset Value Per Share**	$9.97	$14.39	$—	$14.39

Class C
Net Assets (000’s)	$3,286	$11,782	$—	$15,068
Shares Outstanding (000’s)	353	871	(110)	1,114
Net Asset Value Per Share**	$9.31	$13.53	$—	$13.53

Class I
Net Assets (000’s)	$115,804	$42,443	$—	$158,247
Shares Outstanding (000’s)	11,321	2,835	(3,585)	10,571
Net Asset Value Per Share**	$10.23	$14.97	$—	$14.97
Total Net Assets	$124,385	$72,787	$—	$197,172

*

No adjustments have been made with respect to the cost of the Reorganization because JPMIM, and/or JPMDS will waive their fees and/or reimburse the Funds in an amount sufficient to offset costs incurred by the Funds relating to the Reorganization.

**	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

DIVIDENDS AND DISTRIBUTIONS

The Fund generally distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gains, if any, at least annually. For the taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

Fund shareholders have the following options for their distributions. Fund shareholders may:

•	Reinvest all of them in additional Fund shares without a sales charge;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If an option is not selected when an account is opened, all distributions will be reinvested. If distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which they are received.

OTHER BUSINESS

Neither Board intends to present any other business at the Meeting with respect to the Acquired Fund or Acquiring Fund. If, however, any other matters are properly brought before the Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Fund shareholders who wish to communicate with either Board should send communications in writing to the attention of the Secretary of J.P. Morgan Funds at 270 Park Avenue, New York, NY 10017, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholder communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Acquired Fund to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of Special Meeting of Shareholders and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about January 23, 2018. Only shareholders of record on January 8, 2018 (the “Record Date”) in the Acquired Fund will be entitled to notice of, and to vote at, the Meeting for that Acquired Fund, and any adjournment or postponement thereof. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” any other matters the proxies deem appropriate.

A shareholder may revoke a proxy at any time on or before the Meeting by either (i) submitting to the J.P. Morgan Funds a subsequently dated proxy, (ii) delivering to the J.P. Morgan Funds a written notice of revocation at the address on the cover of this Proxy Statement/Prospectus, or (iii) otherwise giving notice of revocation in an open meeting, in all cases prior to the exercise of the authority granted in the proxy card. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Proxy Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and its affiliates or by proxy soliciting firms retained by the Funds. Broadridge Financial Solutions (“BFS”), a proxy solicitor, has been retained to assist in the solicitation of proxy cards primarily by contacting shareholders by telephone and facsimile. [    ], among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor is expected to be less than $10,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. JPMIM, the investment adviser of both the Acquired and the Acquiring Fund, and its affiliates will waive their fees or reimburse expenses to the extent necessary to cover the costs of the solicitation. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.

As the Meeting date approaches, shareholders of the Acquired Fund may receive a call from a representative of JPMIM, an affiliate of JPMIM or BFS (each a “Solicitor”) if the Acquired Fund has not yet received their vote. Authorization to permit a Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Acquired Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a Solicitor is required to get information from the shareholder to verify his identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement/Prospectus and this supplement in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by the Acquired Fund, the Solicitor has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on the proposal. The Solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call a Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

Quorum

With respect to the Reorganization, more than 50% of the outstanding shares of the applicable Acquired Fund entitled to vote constitutes a quorum for the Meeting.

Vote Required

With respect to the Reorganization, if a quorum is present at the Meeting, approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund. A “majority” is defined under the 1940 Act as the lesser of (i) 67% or more of the shares of such Acquired Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Acquired Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the outstanding shares of such Acquired Fund.

A shareholder of the Acquired Fund is entitled to one vote for the dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any. Shares of all classes vote together as a single class.

Effect of Abstentions and Broker “Non-Votes”

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Acquired Fund as inspectors of elections (also known as “tellers”) for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the Reorganization for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by properly executed proxy cards that constitute abstentions and “broker non-votes” as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposals. “Broker non-votes” are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adjournments

In the event that sufficient votes to approve the Reorganization Agreement with respect to the Acquired Fund or another proposal are not received, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by a majority of the shares represented at the Meeting, either in person or by proxy. For purposes of calculating a vote to adjourn the Meeting, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. In addition, shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any such adjournment. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned, except if the adjournment is for more than 60 days from the date set for the original meeting or a new record date is fixed for the adjourned meeting.

Shareholder Proposals

You may request inclusion in the Acquired Fund’s proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. An Acquired Fund is not required to hold regular meetings of shareholders, and in order to minimize costs, does not intend to hold meetings of the shareholders unless required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the J.P. Morgan Funds’ management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Record Date, Outstanding Shares and Interests of Certain Persons

Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponement or adjournment thereof. Please see Appendix C for information pertaining to the outstanding shares and interests of certain persons in the Acquired Fund.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of ownership of shares of the Acquired Fund as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the proxy card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your broker, bank or other nominee indicating that you held shares of the Acquired Fund as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record — A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date as described in “Holders of record” above.

Valid proxy holders for holders in street name — A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the broker or bank indicating that the holder in street name held shares of the Acquired Fund as of the Record Date.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036.

THE BOARD OF TRUST II, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION AGREEMENT.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AMONG SERIES OF JPMORGAN TRUST I AND JPMORGAN TRUST II

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about JPMorgan Trust I and JPMorgan Trust II, Delaware statutory trusts. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

AGREEMENT AND PLAN OF REORGANIZATION

AMONG SERIES OF JPMORGAN TRUST I AND JPMORGAN TRUST II

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of         , 2018, by and between JPMorgan Trust I, a Delaware statutory trust (“Trust I”), on behalf of its series JPMorgan Research Market Neutral Fund (the “Acquiring Fund”), and JPMorgan Trust II, a Delaware statutory trust (“Trust II,” together with Trust I, a “Trust” or the “Trusts”), on behalf of its series JPMorgan Multi-Cap Market Neutral Fund (the “Acquired Fund”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (3) the distribution of the Acquiring Fund Shares to the Shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees (the “Trustees”) of Trust I have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of such Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund, and that the interests of the existing Shareholders of the Acquiring Fund will not be diluted as a result of these transactions; and

WHEREAS, the Trustees of Trust II have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing Shareholders of the Acquired Fund will not be diluted as a result of these transactions;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1 Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Trust II, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and Trust I, on behalf of the Acquiring Fund, agrees in exchange therefor (a) to deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of the Acquiring Fund of the respective class set forth on Schedule A having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to the shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to those shares of the Acquired Fund as of the time and date set forth in paragraph 3.1, determined by dividing the value of such Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The property and assets of Trust II attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to Trust I, on behalf of the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date, as defined below. Trust I, on behalf of the Acquiring Fund, shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its Shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately following the actions contemplated by paragraph 1.1, Trust II shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Trust II, on behalf of the Acquired Fund, shall (a) distribute to its Shareholders of record as of the Closing Date, as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by Trust II, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its assets and liabilities. The Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

2.2 The net asset value per share of the Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of Trust I.

2.3 The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined as set forth in paragraph 2.2.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be April     , 2018, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., Eastern time. The Closing shall be held at the offices of J.P. Morgan Investment Management Inc. (“JPMIM”) or at such other time and/or place as the parties may agree.

3.2 Trust II shall direct JPMorgan Chase Bank, N.A. (“JPMCB”), as custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver to Trust I, on behalf of the Acquiring Fund, at the Settlement Date, as defined below, a certificate of an authorized officer stating that (i) all assets, cash and other financial interests of the Acquired Fund held by the Acquired Fund Custodian on behalf of the Acquired Fund pursuant to the Acquired Fund’s custody agreement with the Acquired Fund Custodian have been delivered to the Acquiring Fund, as of the settlement date of [        ], 2018 (the “Settlement Date”), (ii) the Acquired Fund Custodian has paid any and all taxes with respect to the Acquired Fund that the Acquired Fund has specifically and properly instructed the Acquired Fund Custodian to pay, and agrees to notify the Acquiring Fund in the event it receives notification of any additional taxes that would be due with respect to the Acquired Fund, and (iii) all income that is received by the Acquired Fund Custodian after the Settlement Date for the account of the Acquired Fund will be credited to the Acquiring Fund in accordance with Section 2.7 of the September 1, 2010 Amended and Restated Global Custody and Fund Accounting Agreement between the Acquired Fund and the Acquired Fund Custodian, as amended from time to time. The Acquired Fund Custodian shall deliver to JPMCB, as the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), as of the Settlement Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Acquired Fund deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund Custodian on the Settlement Date.

3.3 Trust II shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to Trust I, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of Acquired Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Trustees of Trust II, with respect to the Acquired Fund and the Board of Trustees of Trust I with respect to the Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to Trust I in Schedule 4.1 to this Agreement, Trust II, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly established as a series of Trust II, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Trust II is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Trust II has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1.

(b) Trust II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”).

(d) The current prospectus and statement of additional information of the Acquired Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, Trust II, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, Trust I, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Charter or by-laws of Trust II, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust II, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Trust II, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Trust II’s knowledge, threatened against Trust II, with respect to the Acquired Fund or any of the Acquired Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, Trust II, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2017, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to Trust I, on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since June 30, 2017, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Trust I’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquired Fund has distributed or, with respect to its taxable year most recently ended and its taxable year ending on the Closing Date, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Trust II, on behalf of the Acquired Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Trustees of Trust II, on behalf of the Acquired Fund, and by the approval of the Acquired Fund’s Shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of Trust II, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The combined proxy statement and prospectus (“Proxy Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund and Trust II, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to Trust II in Schedule 4.2 to this Agreement, Trust I, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly established as a series of Trust I, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Trust I is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Trust I has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2.

(b) Trust I is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or by-laws of Trust I, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Trust I, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Trust I’s knowledge, threatened against Trust I, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, Trust I, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at [            ], 2017, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied. Such statements (true and correct copies of which have been furnished to Trust II, on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since [            ], 2017, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Trust II’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquiring Fund has distributed or, with respect to its taxable year most recently ended, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(k) All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Trust I, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by Trust I, on behalf of the Acquiring Fund.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of Trust I, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Trust I, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, Trust I and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

Trust I, on behalf of the Acquiring Fund, and Trust II, on behalf of the Acquired Fund, hereby further covenant as follows:

5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 Trust II will call a meeting of the Shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Trust I, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 Each of the Acquiring Fund and the Acquired Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 Trust II, on behalf of the Acquired Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Trust I, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Trust II’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Trust I’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Trust II, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the election of Trust II, to the performance by Trust I, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of Trust I, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 Trust I, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust I, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 Trust I, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as Trust II, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Trust II, on behalf of the Acquired Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Trust I’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4 Trust I, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of Trust I, in a form reasonably satisfactory to Trust II, on behalf of the Acquired Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Trust II shall reasonably request.

6.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of Trust I, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of Trust I, to the performance by Trust II, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of Trust II, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Trust II, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust II, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 Trust II, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of Trust II, on behalf of the Acquired Fund. Trust II shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as Trust I, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Trust II’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Trust I’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4 Trust II, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by the President or Vice President and the Treasurer or Assistant Treasurer of Trust II, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Trust I, on behalf of the Acquiring Fund, shall reasonably request.

7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Trust II, on behalf of the Acquired Fund, or Trust I, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Charter and by-laws of Trust II, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither Trust II nor Trust I may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to Trust II’s or Trust I’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Trust II and Trust I to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP dated the Closing Date, substantially to the effect that for federal income tax purposes: (i) The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code; (ii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) The Acquiring Fund’s tax basis in the assets of the Acquired Fund acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (iv) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset); (v) No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) of Acquiring Fund Shares by the Acquired Fund to the shareholders of the Acquired Fund in liquidation; (vi) The shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares; (vii) The aggregate tax basis of Acquiring Fund Shares that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate tax basis of their respective shares in the Acquired Fund exchanged therefor; (viii) The holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided that on the date of the exchange it held such Acquired Fund Shares as capital assets. Dechert LLP will express no view with respect to the effect of the transaction on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Acquired Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither Trust II nor Trust I may waive the conditions set forth in this paragraph 8.5.

8.6 Trust II and Trust I shall have received the opinion of Dechert LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to Trust I, on behalf of the Acquiring Fund and Trust II, on behalf of the Acquired Fund) substantially to the effect that, based upon certain facts and certifications made by Trust I, on behalf of the Acquiring Fund, and Trust II, on behalf of the Acquired Fund, and their authorized officers, (a) each of Trust I and Trust II is duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund and the Acquiring Fund is each a separate series, respectively, thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of Trust I and Trust II, as applicable; (b) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquired Fund by Trust I, on behalf of the Acquiring Fund, of the Assumption Instrument, the Acquiring Fund will have duly assumed such liabilities; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by Trust II, on behalf of the Acquired Fund, of the Transfer Instruments against payment therefore, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Acquired Fund and, assuming the Registration Statement and Proxy Statement/Prospectus comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Acquired Fund, enforceable against the Acquiring Fund and Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (e) the Acquiring Fund Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the assets of the Acquired Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (f) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or by-laws of Trust I and Trust II, or result in a violation of the terms and provision of the agreements to which Trust I and Trust II or the Acquiring Fund or the Acquired Fund is a party or by which either Trust I and Trust II or the Acquiring Fund or the Acquired Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal, Delaware state court or governmental body is required for the consummation by Trust I and Trust II and the Acquiring Fund and the Acquired Fund of the transactions contemplated by the Agreement, except such as have been obtained; (g) to the knowledge of such counsel, based on discussions with officers of Trust I and Trust II but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to Trust I and Trust II, with respect to the Acquiring Fund or Acquired Fund or any of their respective properties or assets, that, if adversely determined, would materially and adversely affect their respective financial conditions or the conduct of their respective businesses; to the knowledge of such counsel, based on discussions with officers of Trust I and Trust II but without other independent investigation, neither Trust I and Trust II nor the Acquiring Fund or Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of Trust I and Trust II but without other independent investigation, there is no legal or governmental proceeding relating to Trust I and Trust II or the Acquiring Fund or the Acquired Fund pending on or before the date of mailing of the Proxy Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (h) each of Trust I and Trust II is registered with the Commission as an investment company under the 1940 Act; and (i) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.7 The Assets of the Acquired Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.	INDEMNIFICATION

9.1 The Acquiring Fund, solely out of its assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless Trust II and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Trust I or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Fund, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless Trust I and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Trust II or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND BROKERAGE EXPENSES

10.1 Trust I and Trust II represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 JPMIM and JPMorgan Distribution Services, Inc. will waive their fees and/or reimburse each Fund in an amount sufficient to offset the costs incurred by the Fund relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, and expenses of holding a Shareholders’ meeting pursuant to paragraph 5.2. The costs of the Reorganization will not include brokerage fees and brokerage expenses related to the disposition and acquisition of portfolio assets. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Trust I and Trust II agree that neither party has made any representation, warranty nor covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Acquiring Fund or the Acquired Fund by resolution of either the Board of Trustees of Trust II or the Board of Trustees of Trust I at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Trust I and Trust II.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to either Trust I or Trust II, at 270 Park Avenue, New York, NY 10017, in each case to the attention of the Trust’s secretary and with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, attn: Jon S. Rand.

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) such legends as may be reasonably believed by counsel to the Acquiring Fund to be required by law, and, further, the Acquiring Fund will issue stop transfer instructions to its transfer agent with respect to the Acquiring Fund Shares. The Acquired Fund shall provide the Acquiring Fund on the Closing Date with the name of any Acquired Fund Shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

JPMorgan Trust I, on behalf of its series on Schedule A

By:

Name:

Title:

JPMorgan Trust II, on behalf of its series on Schedule A

By:

Name:

Title:

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

J.P. Morgan Investment Management Inc.	JPMorgan Distribution Services, Inc.
By:	By:
Name:	Name:
Title:	Title:

Schedule A

JPMorgan Trust II Acquired Fund		JPMorgan Trust I Acquiring Fund
JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund
Class A	g	Class A
Class C	g	Class C
Class I	g	Class I

APPENDIX B

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

	Class A	Class C	Class I
Eligibility[1,2,3]	May be purchased by the general public	May be purchased by the general public[4]

Limited to certain investors, including:

•    Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•    Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers;

•    Purchases through a brokerage program of a Financial Intermediary that has entered into a written agreement with the Distributor to offer such shares (“Eligible Brokerage Program”); and

•    Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[5]

Minimum Investment[2,6,7]	$1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan[8]	$1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan[8]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

•    $1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan for investments through an Eligible Brokerage Program.

	Class A	Class C	Class I
Minimum Investment[2,6,7] (continued)

•    $1,000 for the Fund or $50 if establishing a monthly $50 Systematic Investment Plan[8] for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds[5]

Minimum Subsequent Investments[2]	$50[9]	$50[9]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds and investments through an Eligible Brokerage Program.
Systematic Investment Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds and investments through an Eligible Brokerage Program.
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

•    1.00% on redemptions made within 12 months after purchase.

•    0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None

	Class A	Class C	Class I
Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Conversion Feature[10]	None

Class C Shares will be converted to Class A Shares in the following instances:

•  Beginning November 14, 2017, Class C Share positions will convert to Class A Shares after 10 years, or

•  If Class C Shares held in an account with a third party broker of record are transferred an account with the Distributor after April 10, 2017, those Class C Shares will be converted to Class A Shares in the month following the transfer.

None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]	Certain Funds and/or classes are subject to limited offering. Please see the FUNDS SUBJECT TO A LIMITED OFFERING section for more information about applicable limited offerings.

[2]

Financial Intermediaries or other organizations making the Fund available to its clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[3]

Effective 4/3/17, new Group Retirement Plans (please see the Glossary for definition) are not eligible to purchase Class A, Class C or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of the Fund available to participants on or before

4/3/17, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts. In addition, new Group Retirement Plans may purchase Class A, Class C or Class I Shares of the Fund until 12/31/18, if it is determined that the particular Group Retirement Plan is having operational difficulties in implementing the new eligibility restrictions and receives the approval of a Fund and its Distributor to make purchases. Select Financial Intermediaries, which have received written approval from the Fund on behalf of existing Group Retirement Plan Participants that hold Class C Shares, may purchase Class A Shares.

[4]

Investors who hold shares in accounts where the Distributor is broker of record are no longer eligible to purchase Class C Shares. In addition, shareholders are ineligible to hold Class C Shares that are eligible for conversion to Class A Shares.

[5]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds

•	JPMorgan Chase and its subsidiaries and affiliates

[6]

Investment minimums may be waived for certain types of Group Retirement Plans, as well as for certain fee-based programs. The J.P. Morgan Funds reserve the right to waive any initial or subsequent investment minimum.

[7]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

[8]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[9]	Minimum subsequent investment amount for Systematic Investment Plans established before 3/1/15 is $25.

[10]	Please see “Class C Shares Conversion Feature” for more information about the conversion feature.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Fund. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the J.P. Morgan Funds, see below visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges. You may also contact your Financial Intermediary about any commissions charged by them on your purchase of Class I Shares.

Class A Shares

The public offering price of Class A Shares of the Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finder’s fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000 to $99,999	4.50	4.71	4.05	0.00
$100,000 to $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25
For Market Expansion Enhanced Index Fund
$1,000,000 or more	0.00	0.00	0.25	0-12 months — 0.25%

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.

[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
All Investments	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months — 1.00%

Class I Shares

There is no sales charge, commission or CDSC associated with Class I Shares.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase.

Effective July 3, 2017, the amount of the sales charge will be calculated based on the higher of (a) the market value of your qualified holdings as of the last calculated NAV prior to your investment or (b) if you purchased shares after July 3, 2017, the initial value of total share purchases, or if you already held shares on July 3, 2017, the market value of the shares on that date, provided that, in either case, the value will be reduced by the market value on the applicable redemption date of any shares you have redeemed. Depending on their operational capabilities, Financial Intermediaries may utilize one or both of the methods described above so your holdings could be valued differently depending on where you hold your shares.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the J.P. Morgan Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the J.P. Morgan Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C and Class I Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.

Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.

Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. Employer sponsored plans include 401(k) plans, 457 plans,

403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and KEOGHs plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.

Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.

That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where UMB Bank, n.a. serves as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of April 10, 2017.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please see “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.

If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.

Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.

That are part of the Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which the Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.

Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay the Distributor or a Financial Intermediary account-related fees (only if the transaction is initiated by the Distributor or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at NAV during a defined time period.

1.

There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.

There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.

There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Effective April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services will be made by the Distributor, as shareholder servicing agent, from the service fee. From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of the Fund).

Class	Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares will be converted to Class A Shares in the following instances:

•

If an investor is eligible to purchase Class A Shares, then their Class C Share positions will convert to Class A Shares after 10 years, calculated from the first day of the month of purchase and processed on the tenth business day of the anniversary month.

•

If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after April 10, 2017, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer.

Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. You will not pay any contingent deferred sales charge (CDSC) when you sell Class A Shares that have converted from Class C Shares.

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

All checks must be made payable to one of the following:

•      J.P. Morgan Funds; or

•      The Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The J.P. Morgan Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Fund currently does not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of the Fund may be exchanged for:

•      Class A Shares of another J.P. Morgan Fund,

•      Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

•      Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of the Fund may be exchanged for:

•      Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•      Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of the Fund may be exchanged for:

•      Class I Shares of another J.P. Morgan Fund, or

•      Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•      Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•      Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.

[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account.

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation.

For accounts held directly with the Fund, the length of time that the Fund typically expects to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Fund typically expects to make payments of redemption proceeds by wire or ACH on the next business day following receipt of the redemption order by the Fund. For payment by check, the Fund typically expects to mail the check on the next business day following receipt of the redemption order by the Fund.

For accounts held through Financial Intermediaries, the length of time that the Fund typically expects to pay redemption proceeds depends on the method of payment and the agreement between the Financial Intermediary and the Fund. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH or by mailing a check on the next business day following the Fund’s receipt of a redemption order from the Financial Intermediary. For payments that are made to your Financial Intermediary for transmittal to you, the Fund expects to pay redemption proceeds to the Financial Intermediary within 1 to 3 business days following the Fund’s receipt of the redemption order from the Financial Intermediary.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash. The J.P. Morgan Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may also satisfy redemption requests by borrowing from another Fund, by drawing on a line of credit from a bank, or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. In addition to paying redemption proceeds in cash, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a redemption in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Fund does not routinely use redemptions in-kind, the Fund reserves the right to use redemptions in-kind to manage the impact of large redemptions on the Fund. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees or through an Eligible Brokerage Program. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

In addition to rejecting purchases in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Fund listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Duration Core Plus Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and service fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least quarterly. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in certain debt securities and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which the Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Fund may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the Fund’s adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

The Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance may be posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

APPENDIX C

RECORD DATE, OUTSTANDING SHARES AND INTERESTS OF CERTAIN PERSONS

Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponement of adjournment thereof. The chart below lists the number of shares of the Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

Shares Outstanding on Record Date
JPMorgan Multi-Cap Market Neutral Fund	[ ]

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or Acquiring Fund. Shareholders indicated below holding greater than 25% or more of a Fund are “controlling persons” of that Fund under the 1940 Act.

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund (with JPMorgan Research Market Neutral Fund) After Reorganization*
JPMorgan Multi-Cap Market Neutral Fund
Class A Shares
Class C Shares
Class I Shares

*	On a pro forma basis assuming the value of the shareholder’s interest in the Fund on the date of consummation is the same as on the Record Date.

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund (with JPMorgan Multi-Cap Market Neutral Fund) After Reorganization*
JPMorgan Research Market Neutral Fund
Class A Shares
Class C Shares
Class I Shares

*	On a pro forma basis assuming the value of the shareholder’s interest in the Fund on the date of consummation is the same as on the Record Date.

As of the Record Date, the officers and Trustees of JPMorgan Trust I and JPMorgan Trust II beneficially owned as a group less than 1% of the outstanding securities of the class of the Fund.

The votes of the shareholders of the Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

C-1

PART B

JPMORGAN TRUST I

Statement of Additional Information

                , 2018

Acquired Fund	Acquiring Fund
Acquisition of the Assets and Liabilities of JPMorgan Multi-Cap Market Neutral Fund (a series of JPMorgan Trust II) 270 Park Avenue New York, New York 10017	By and in Exchange for Shares of JPMorgan Research Market Neutral Fund (a series of JPMorgan Trust I) 270 Park Avenue New York, New York 10017

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated                 , 2018, relating specifically to the proposed transfer of all of the assets of JPMorgan Multi-Cap Market Neutral Fund to JPMorgan Research Market Neutral Fund and the assumption of all the liabilities of JPMorgan Multi-Cap Market Neutral Fund in exchange for shares of JPMorgan Research Market Neutral Fund having an aggregate net asset value equal to those of JPMorgan Multi-Cap Market Neutral Fund;

To obtain a copy of the Proxy Statement/Prospectus, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528 or call 866-963-6135. The transfers are to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Fund will be held to consider the proposed Reorganization at the offices of J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, New York 10017, on March 14, 2018 at 11:00 am, Eastern Time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of JPMorgan Research Market Neutral Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The information concerning the JPMorgan Multi-Cap Market Neutral Fund in the Statement of Additional Information for the J.P. Morgan U.S. Equity Funds dated November 1, 2017.

2.	The information concerning the JPMorgan Research Market Neutral Fund in the Statement of Additional Information for the J.P. Morgan Funds dated March 1, 2017, as supplemented.

3.	The Financial Statements of the JPMorgan Multi-Cap Market Neutral Fund in the Annual Report filed for the period ended June 30, 2017;

4.	The Financial Statements of the JPMorgan Research Market Neutral Fund in the Annual Report filed for the period ended October 31, 2016;

5.	The Financial Statements of the JPMorgan Research Market Neutral Fund in the Semi-Annual Report filed for the period ended April 30, 2017.

1

PRO FORMA FINANCIAL STATEMENTS AND NOTES FOR JPMORGAN MULTI-CAP MARKET NEUTRAL FUND AND JPMORGAN RESEARCH MARKET NEUTRAL FUND

JPMorgan Multi-Cap Market Neutral Fund/JPMorgan Research Market Neutral Fund

Combined Schedule of Portfolio Investments

As of June 30, 2017 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

JPMorgan Multi-Cap Market Neutral Fund			JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares		Value	Shares	Value	SECURITY DESCRIPTION	Shares		Value
					Long Positions — 100.2%
					Common Stocks — 87.5%
					Consumer Discretionary — 13.9%
					Auto Components — 0.3%
—		—	11	948	Delphi Automotive plc	11		948

					Automobiles — 0.2%
19		680	—	—	General Motors Co.	19		680

					Hotels, Restaurants & Leisure — 3.7%
11		1,002	—	—	Darden Restaurants, Inc.	11		1,002
14		747	—	—	Dunkin’ Brands Group, Inc.	14		747
—		—	17	1,022	Hilton Worldwide Holdings, Inc.	17		1,022
44		796	—	—	International Game Technology plc	44		796
—		—	4	637	McDonald’s Corp.	4		637
24		1,470	—	—	Restaurant Brands International, Inc., (Canada)	24		1,470
—		—	21	2,325	Royal Caribbean Cruises Ltd.	21		2,325
—		—	41	2,406	Starbucks Corp. (j)	41		2,406
60		926	—	—	Wendy’s Co. (The)	60		926
5		530	—	—	Wyndham Worldwide Corp.	5		530
—		—	12	914	Yum Brands, Inc.	12		914

		5,471		7,304				12,775

					Household Durables — 1.3%
18		605	—	—	DR Horton, Inc. (j)	18		605
9		460	—	—	Lennar Corp., Class A	9		460
—		—	22	766	MDC Holdings, Inc.	22		766
—	(h)	542	—	—	NVR, Inc. (a) (j)	—	(h)	542
—		—	37	905	PulteGroup, Inc.	37		905
17		1,212	—	—	Tupperware Brands Corp.	17		1,212

		2,819		1,671				4,490

					Internet & Direct Marketing Retail — 0.7%
—		—	2	2,268	Amazon.com, Inc. (a)	2		2,268

					Media — 3.4%
16		998	—	—	CBS Corp. (Non-Voting), Class B	16		998
—		—	4	1,433	Charter Communications, Inc., Class A (a)	4		1,433
—		—	36	1,395	Comcast Corp., Class A	36		1,395
—		—	22	1,386	DISH Network Corp., Class A (a)	22		1,386
14		474	—	—	Sinclair Broadcast Group, Inc., Class A	14		474
241		1,318	44	242	Sirius XM Holdings, Inc.	285		1,560
23		331	—	—	TEGNA, Inc.	23		331
—		—	12	1,183	Time Warner, Inc.	12		1,183
—		—	53	1,483	Twenty-First Century Fox, Inc., Class B	53		1,483
—		—	16	1,673	Walt Disney Co. (The) (j)	16		1,673

		3,121		8,795				11,916

See notes to pro-forma financial statements.

2

JPMorgan Multi-Cap Market Neutral Fund			JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares		Value	Shares	Value	SECURITY DESCRIPTION	Shares		Value
					Multiline Retail — 0.3%
28		1,094	—	—	Kohl’s Corp.	28		1,094

					Specialty Retail — 3.6%
11		347	—	—	Bed Bath & Beyond, Inc.	11		347
20		1,168	—	—	Best Buy Co., Inc. (j)	20		1,168
—		—	16	2,481	Home Depot, Inc. (The)	16		2,481
—		—	28	2,165	Lowe’s Cos., Inc.	28		2,165
—		—	6	1,421	O’Reilly Automotive, Inc. (a)	6		1,421
—		—	8	446	Ross Stores, Inc.	8		446
119		1,196	—	—	Staples, Inc. (j)	119		1,196
4		387	—	—	Tiffany & Co.	4		387
—		—	38	2,771	TJX Cos., Inc. (The)	38		2,771

		3,098		9,284				12,382

					Textiles, Apparel & Luxury Goods — 0.4%
12		428	—	—	Michael Kors Holdings Ltd. (a)	12		428
10		1,122	—	—	PVH Corp.	10		1,122

		1,550		—				1,550

		17,833		30,270	Total Consumer Discretionary			48,103

					Consumer Staples — 6.7%
					Beverages — 2.1%
—		—	10	1,931	Constellation Brands, Inc., Class A	10		1,931
—		—	22	1,864	Molson Coors Brewing Co., Class B	22		1,864
—		—	31	3,567	PepsiCo, Inc. (j)	31		3,567

		—		7,362				7,362

					Food & Staples Retailing — 1.0%
—		—	5	726	Costco Wholesale Corp.	5		726
7		374	—	—	Sysco Corp. (j)	7		374
—		—	15	1,161	Walgreens Boots Alliance, Inc.	15		1,161
17		1,303	—	—	Wal-Mart Stores, Inc.	17		1,303

		1,677		1,887				3,564

					Food Products — 2.2%
11		386	—	—	Conagra Brands, Inc.	11		386
4		462	—	—	JM Smucker Co. (The)	4		462
—		—	8	656	Kraft Heinz Co. (The)	8		656
—		—	50	2,178	Mondelez International, Inc., Class A	50		2,178
55		1,196	—	—	Pilgrim’s Pride Corp. (a) (j)	55		1,196
—		—	11	835	Post Holdings, Inc. (a)	11		835
—	(h)	599	—	—	Seaboard Corp.	—	(h)	599
19		1,218	—	—	Tyson Foods, Inc., Class A	19		1,218

		3,861		3,669				7,530

					Household Products — 0.1%
6		296	—	—	Energizer Holdings, Inc.	6		296

					Personal Products — 0.6%
—		—	10	1,007	Estee Lauder Cos., Inc. (The), Class A	10		1,007
18		1,111	—	—	Nu Skin Enterprises, Inc., Class A (j)	18		1,111

		1,111		1,007				2,118

					Tobacco — 0.7%
—		—	21	2,417	Philip Morris International, Inc. (j)	21		2,417

		6,945		16,342	Total Consumer Staples			23,287

See notes to pro-forma financial statements.

3

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
				Energy — 3.6%
				Energy Equipment & Services — 0.3%
10	342	—	—	National Oilwell Varco, Inc.	10	342
18	419	—	—	Oceaneering International, Inc.	18	419
10	281	—	—	TechnipFMC plc, (United Kingdom) (a)	10	281

	1,042		—			1,042

				Oil, Gas & Consumable Fuels — 3.3%
26	837			Devon Energy Corp.	26	837
—	—	20	1,770	Diamondback Energy, Inc. (a)	20	1,770
—	—	54	4,888	EOG Resources, Inc.	54	4,888
—	—	11	575	Marathon Petroleum Corp.	11	575
—	—	17	2,743	Pioneer Natural Resources Co.	17	2,743
—	—	11	740	Valero Energy Corp.	11	740

	837		10,716			11,553

	1,879		10,716	Total Energy		12,595

				Financials — 9.6%
				Banks — 3.2%
—	—	84	2,027	Bank of America Corp. (j)	84	2,027
9	730	—	—	BOK Financial Corp.	9	730
—	—	21	1,389	Citigroup, Inc.	21	1,389
18	658	—	—	Citizens Financial Group, Inc.	18	658
—	—	16	1,161	Comerica, Inc.	16	1,161
—	—	10	596	East West Bancorp, Inc.	10	596
—	—	62	1,163	KeyCorp	62	1,163
—	—	5	566	PNC Financial Services Group, Inc. (The)	5	566
22	911	—	—	Popular, Inc., (Puerto Rico)	22	911
—	—	4	728	SVB Financial Group (a)	4	728
25	1,119	—	—	Synovus Financial Corp.	25	1,119

	3,418		7,630			11,048

				Capital Markets — 3.0%
—	—	4	458	Ameriprise Financial, Inc.	4	458
—	—	13	687	Bank of New York Mellon Corp. (The)	13	687
—	—	49	2,100	Charles Schwab Corp. (The)	49	2,100
—	—	29	1,935	Intercontinental Exchange, Inc.	29	1,935
4	157	64	2,840	Morgan Stanley (j)	68	2,997
11	1,162	—	—	MSCI, Inc.	11	1,162
—	—	10	923	State Street Corp.	10	923

	1,319		8,943			10,262

				Consumer Finance — 0.1%
33	548	—	—	Navient Corp.	33	548

				Diversified Financial Services — 0.1%
11	388	—	—	Voya Financial, Inc.	11	388

				Insurance — 2.8%
—	—	18	1,117	American International Group, Inc.	18	1,117
—	—	39	2,240	Arthur J Gallagher & Co.	39	2,240
—	—	22	3,192	Chubb Ltd.	22	3,192
—	—	33	1,758	Hartford Financial Services Group, Inc. (The)	33	1,758
—	—	7	485	Lincoln National Corp.	7	485
—	—	14	752	MetLife, Inc.	14	752
—	—	7	345	Validus Holdings Ltd.	7	345

	—		9,889			9,889

See notes to pro-forma financial statements.

4

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund				Combined Pro Forma
Shares	Value	Shares		Value	SECURITY DESCRIPTION	Shares		Value
					Mortgage Real Estate Investment Trusts (REITs) — 0.2%
59	580	—		—	Two Harbors Investment Corp.	59		580

					Thrifts & Mortgage Finance — 0.2%
54	610	—		—	MGIC Investment Corp. (a)	54		610

	6,863			26,462	Total Financials			33,325

					Health Care — 9.6%
					Biotechnology — 2.2%
8	1,426	—		—	Amgen, Inc. (j)	8		1,426
2	556	2		494	Biogen, Inc. (a)	4		1,050
—	—	3		265	BioMarin Pharmaceutical, Inc. (a)	3		265
—	—	7		962	Celgene Corp. (a) (j)	7		962
20	1,396	—		—	Gilead Sciences, Inc. (j)	20		1,396
9	1,127	—		—	United Therapeutics Corp. (a)	9		1,127
—	—	7		914	Vertex Pharmaceuticals, Inc. (a)	7		914

	4,505			2,635				7,140

					Health Care Equipment & Supplies — 0.9%
—	—	39		1,094	Boston Scientific Corp.	39		1,094
4	348	—		—	Hill-Rom Holdings, Inc.	4		348
28	1,255	—		—	Hologic, Inc. (a) (j)	28		1,255
—	—	4		571	Zimmer Biomet Holdings, Inc.	4		571

	1,603			1,665				3,268

					Health Care Providers & Services — 4.2%
8	1,169	5		769	Aetna, Inc. (j)	13		1,938
4	313	—		—	Centene Corp. (a)	4		313
—	—	—	(h)	17	Cigna Corp.	—	(h)	17
12	769	—		—	Express Scripts Holding Co. (a) (j)	12		769
5	1,155	14		3,391	Humana, Inc.	19		4,546
3	424	—		—	McKesson Corp.	3		424
4	277	—		—	Molina Healthcare, Inc. (a)	4		277
6	706	—		—	Quest Diagnostics, Inc.	6		706
—	—	22		4,134	UnitedHealth Group, Inc.	22		4,134
7	1,239	—		—	WellCare Health Plans, Inc. (a)	7		1,239

	6,052			8,311				14,363

					Life Sciences Tools & Services — 0.2%
	—	11		629	Agilent Technologies, Inc.	11		629

					Pharmaceuticals — 2.1%
6	1,349	4		1,082	Allergan plc	10		2,431
—	—	9		490	Bristol-Myers Squibb Co.	9		490
—	—	13		1,046	Eli Lilly & Co.	13		1,046
32	355	—		—	Endo International plc (a)	32		355
24	288	—		—	Horizon Pharma plc (a)	24		288
21	924	—		—	Mallinckrodt plc (a)	21		924
26	871	25		830	Pfizer, Inc.	51		1,701

	3,787			3,448				7,235

	15,947			16,688	Total Health Care			32,635

					Industrials — 14.6%
					Aerospace & Defense — 1.5%
6	1,122	—		—	Boeing Co. (The) (j)	6		1,122
13	1,230	—		—	Curtiss-Wright Corp.	13		1,230
—	—	6		1,101	General Dynamics Corp.	6		1,101
—	—	1		248	Huntington Ingalls Industries, Inc.	1		248
—	—	1		243	L3 Technologies, Inc.	1		243
—	—	5		1,209	Northrop Grumman Corp.	5		1,209

	2,352			2,801				5,153

See notes to pro-forma financial statements.

5

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
				Air Freight & Logistics — 0.1%
—	—	1	235	FedEx Corp.	1	235

				Airlines — 1.6%
—	—	9	818	Alaska Air Group, Inc.	9	818
6	301	—	—	American Airlines Group, Inc.	6	301
7	848	—	—	Copa Holdings SA, (Panama), Class A	7	848
19	1,005	11	610	Delta Air Lines, Inc.	30	1,615
15	1,099	13	1,008	United Continental Holdings, Inc. (a)	28	2,107

	3,253		2,436			5,689

				Commercial Services & Supplies — 0.2%
60	899	—	—	Pitney Bowes, Inc. (j)	60	899

				Construction & Engineering — 0.3%
23	1,255	—	—	Jacobs Engineering Group, Inc.	23	1,255

				Electrical Equipment — 1.7%
—	—	14	1,055	Eaton Corp. plc (j)	14	1,055
16	1,136	—	—	EnerSys	16	1,136
16	1,327	—	—	Regal Beloit Corp.	16	1,327
3	506	11	1,846	Rockwell Automation, Inc.	14	2,352

	2,969		2,901			5,870

				Industrial Conglomerates — 0.7%
—	—	18	2,363	Honeywell International, Inc.	18	2,363

				Machinery — 3.5%
7	443	—	—	AGCO Corp.	7	443
31	1,165	—	—	Allison Transmission Holdings, Inc. (j)	31	1,165
5	864	—	—	Cummins, Inc.	5	864
1	65	—	—	Deere & Co.	1	65
18	832	—	—	Donaldson Co., Inc.	18	832
—	—	30	2,761	Ingersoll-Rand plc	30	2,761
—	—	12	821	PACCAR, Inc.	12	821
8	1,243	—	—	Parker-Hannifin Corp.	8	1,243
—	—	24	3,339	Stanley Black & Decker, Inc. (j)	24	3,339
10	469	—	—	Timken Co. (The)	10	469

	5,081		6,921			12,002

				Professional Services — 0.4%
12	1,328	—	—	ManpowerGroup, Inc.	12	1,328

				Road & Rail — 3.8%
—	—	21	3,352	Canadian Pacific Railway Ltd., (Canada) (j)	21	3,352
16	1,359	—	—	Landstar System, Inc.	16	1,359
—	—	12	1,500	Norfolk Southern Corp.	12	1,500
16	419	—	—	Swift Transportation Co. (a)	16	419
—	—	60	6,566	Union Pacific Corp.	60	6,566

	1,778		11,418			13,196

				Trading Companies & Distributors — 0.8%
—	—	9	269	HD Supply Holdings, Inc.	9	269
11	1,217	—	—	United Rentals, Inc. (a) (j)	11	1,217
21	1,188	—	—	WESCO International, Inc. (a)	21	1,188

	2,405		269			2,674

	21,320		29,344	Total Industrials		50,664

				Information Technology — 16.8%
				Communications Equipment — 0.3%
6	241	—	—	CommScope Holding Co., Inc. (a)	6	241
7	861	—	—	F5 Networks, Inc. (a)	7	861

	1,102		—			1,102

See notes to pro-forma financial statements.

6

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
				Electronic Equipment, Instruments & Components — 0.3%
14	409	—	—	Corning, Inc. (j)	14	409
—	—	1	114	TE Connectivity Ltd.	1	114
5	510	—	—	Zebra Technologies Corp., Class A (a)	5	510

	919		114			1,033

				Internet Software & Services — 2.5%
—	—	6	5,780	Alphabet, Inc., Class C (a) (j)	6	5,780
9	326	—	—	eBay, Inc. (a) (j)	9	326
—	—	11	1,688	Facebook, Inc., Class A (a)	11	1,688
4	351	—	—	j2 Global, Inc.	4	351
8	718	—	—	VeriSign, Inc. (a) (j)	8	718

	1,395		7,468			8,863

				IT Services — 3.9%
—	—	21	2,627	Accenture plc, Class A (j)	21	2,627
11	347	—	—	CSRA, Inc.	11	347
16	1,222	—	—	DXC Technology Co.	16	1,222
—	—	12	1,049	Fidelity National Information Services, Inc.	12	1,049
65	1,177	—	—	First Data Corp., Class A (a)	65	1,177
8	1,304	2	244	International Business Machines Corp. (j)	10	1,548
4	311	—	—	Science Applications International Corp.	4	311
42	1,229	—	—	Teradata Corp. (a)	42	1,229
—	—	14	1,336	Visa, Inc., Class A	14	1,336
65	1,232	—	—	Western Union Co. (The)	65	1,232
—	—	12	1,252	WEX, Inc. (a) (j)	12	1,252

	6,822		6,508			13,330

				Semiconductors & Semiconductor Equipment — 4.1%
—	—	11	834	Analog Devices, Inc.	11	834
17	698	—	—	Applied Materials, Inc.	17	698
—	—	19	4,312	Broadcom Ltd.	19	4,312
9	1,249	—	—	Lam Research Corp. (j)	9	1,249
35	580	—	—	Marvell Technology Group Ltd., (Bermuda)	35	580
—	—	7	329	Maxim Integrated Products, Inc.	7	329
—	—	18	1,408	Microchip Technology, Inc.	18	1,408
—	—	7	205	Micron Technology, Inc.	7	205
26	360	46	652	ON Semiconductor Corp. (a)	72	1,012
23	699	—	—	Teradyne, Inc	23	699
—	—	37	2,813	Texas Instruments, Inc. (j)	37	2,813

	3,586		10,553			14,139

				Software — 4.2%
—	—	14	1,940	Adobe Systems, Inc. (a) (j)	14	1,940
6	337	—	—	Aspen Technology, Inc. (a)	6	337
11	1,059	—	—	Autodesk, Inc. (a)	11	1,059
35	1,175	—	—	Cadence Design Systems, Inc. (a)	35	1,175
14	1,144	—	—	Citrix Systems, Inc. (a)	14	1,144
—	—	33	2,258	Microsoft Corp.	33	2,258
60	1,038	—	—	Nuance Communications, Inc. (a) (j)	60	1,038
22	1,123	—	—	Oracle Corp.	22	1,123
9	852	—	—	Red Hat, Inc. (a)	9	852
—	—	8	217	Symantec Corp.	8	217
14	1,058	—	—	Take-Two Interactive Software, Inc. (a)	14	1,058
12	232	—	—	TiVo Corp.	12	232
13	1,161	—	—	VMware, Inc., Class A (a)	13	1,161
—	—	8	795	Workday, Inc., Class A (a)	8	795

	9,179		5,210			14,389

See notes to pro-forma financial statements.

7

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
				Technology Hardware, Storage & Peripherals — 1.5%
3	461	4	598	Apple, Inc.	7	1,059
67	1,171	—	—	HP, Inc. (j)	67	1,171
22	903	—	—	NCR Corp. (a)	22	903
22	874	—	—	NetApp, Inc. (j)	22	874
16	629	—	—	Seagate Technology plc	16	629
7	598	—	—	Western Digital Corp.	7	598
4	121	—	—	Xerox Corp.	4	121

	4,757		598			5,355

	27,760		30,451	Total Information Technology		58,211

				Materials — 4.8%
				Chemicals — 2.6%
—	—	4	441	Albemarle Corp.	4	441
8	438	—	—	Cabot Corp. (j)	8	438
—	—	15	1,430	Celanese Corp., Series A	15	1,430
—	—	8	525	Dow Chemical Co. (The)	8	525
—	—	15	1,245	Eastman Chemical Co.	15	1,245
—	—	21	1,700	EI du Pont de Nemours & Co.	21	1,700
52	1,337	—	—	Huntsman Corp. (j)	52	1,337
4	336	—	—	LyondellBasell Industries NV, Class A	4	336
—	—	23	708	Olin Corp.	23	708
—	—	12	775	Westlake Chemical Corp.	12	775

	2,111		6,824			8,935

				Containers & Packaging — 1.5%
—	—	11	934	Avery Dennison Corp.	11	934
6	342	—	—	Berry Global Group, Inc. (a)	6	342
—	—	16	936	Crown Holdings, Inc. (a)	16	936
4	465	—	—	Packaging Corp. of America	4	465
15	860	26	1,491	WestRock Co.	41	2,351

	1,667		3,361			5,028

				Metals & Mining — 0.7%
15	493	22	728	Alcoa Corp.	37	1,221
34	1,212	—	—	Steel Dynamics, Inc.	34	1,212
4	90	—	—	United States Steel Corp.	4	90

	1,795		728			2,523

	5,573		10,913	Total Materials		16,486

				Real Estate — 1.7%
				Equity Real Estate Investment Trusts (REITs) — 1.7%
29	651	—	—	American Homes 4 Rent, Class A	29	651
—	—	5	1,037	AvalonBay Communities, Inc.	5	1,037
17	525	—	—	Equity Commonwealth (a)	17	525
—	—	6	484	Extra Space Storage, Inc.	6	484
8	237	—	—	GEO Group, Inc. (The)	8	237
—	—	5	976	Public Storage	5	976
—	—	6	783	SBA Communications Corp.	6	783
66	540	—	—	VEREIT, Inc.	66	540
—	—	5	507	Vornado Realty Trust	5	507

	1,953		3,787	Total Real Estate		5,740

				Telecommunication Services — 0.3%
				Diversified Telecommunication Services — 0.0%
5	123	—	—	CenturyLink, Inc.	5	123

See notes to pro-forma financial statements.

8

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
				Wireless Telecommunication Services — 0.3%
32	259	—	—	Sprint Corp. (a) (j)	32	259
—	—	12	719	T-Mobile US, Inc. (a) (j)	12	719

	259		719			978

	382		719	Total Telecommunication Services		1,101

				Utilities — 5.5%
				Electric Utilities — 3.6%
—	—	40	3,368	Duke Energy Corp.	40	3,368
—	—	16	1,222	Edison International	16	1,222
19	565	—	—	FirstEnergy Corp.	19	565
—	—	23	3,254	NextEra Energy, Inc. (j)	23	3,254
—	—	16	1,047	PG&E Corp.	16	1,047
—	—	65	2,965	Xcel Energy, Inc.	65	2,965

	565		11,856			12,421

				Independent Power and Renewable Electricity Producers — 0.3%
112	1,244	—	—	AES Corp.	112	1,244
62	1,063	—	—	NRG Energy, Inc.	62	1,063

	2,307		—			2,307

				Multi-Utilities — 1.6%
34	941	—	—	CenterPoint Energy, Inc.	34	941
—	—	45	2,084	CMS Energy Corp. (j)	45	2,084
47	1,237	—	—	MDU Resources Group, Inc.	47	1,237
—	—	45	1,146	NiSource, Inc.	45	1,146

	2,178		3,230			5,408

	5,050		15,086	Total Utilities		20,136

	111,505		190,778	Total Common Stocks (Cost $93,859, $139,665 and $233,524 respectively)		302,283

				Short-Term Investments — 12.7%
				Investment Companies — 12.7%
13,435	13,435	30,590	30,590	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.84% (b) (l)	44,025	44,025

	13,435		30,590	Total Investment Companies (Cost $13,435, $30,590 and $44,025 respectively)		44,025

Principal Amount		Principal Amount			Principal Amount
				U.S. Treasury Obligation — 0.0%
—	—	318	316	U.S. Treasury Bill, 0.97%, 03/01/2018 (k) (n)	318	316

	13,435		30,906	Total Short-Term Investments (Cost $13,435, $30,906 and $44,341, respectively)		44,341

	124,940		221,684	Total Investments — 100.2% (Cost $107,294 $170,571 and $277,865 respectively)		346,624

	(555)		(48)	Liabilities in Excess of Other Assets — (0.2)%		(603)

	124,385		221,636	NET ASSETS — 100.0%		346,021

Shares		Shares			Shares
				Short Positions — 86.3%
				Common Stocks — 86.3%
				Consumer Discretionary — 14.4%
				Auto Components — 0.4%
—	—	13	1,453	Autoliv, Inc., (Sweden)	13	1,453

See notes to pro-forma financial statements.

9

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
				Automobiles — 0.8%
—	—	40	449	Ford Motor Co.	40	449
—	—	34	1,191	General Motors Co.	34	1,191
—	—	2	123	Harley-Davidson, Inc.	2	123
3	1,166	—	—	Tesla, Inc. (a)	3	1,166

	1,166		1,763			2,929

				Diversified Consumer Services — 0.7%
15	1,148	—	—	Bright Horizons Family Solutions, Inc. (a)	15	1,148
31	1,227	—	—	ServiceMaster Global Holdings, Inc. (a)	31	1,227

	2,375		—			2,375

				Hotels, Restaurants & Leisure — 1.7%
—	—	11	438	Aramark	11	438
—	—	11	227	Bloomin’ Brands, Inc.	11	227
—	—	17	650	Brinker International, Inc.	17	650
—	—	6	304	Cheesecake Factory, Inc. (The)	6	304
3	1,176	2	907	Chipotle Mexican Grill, Inc. (a)	5	2,083
—	—	9	507	Hyatt Hotels Corp., Class A (a)	9	507
19	1,089	—	—	Starbucks Corp.	19	1,089
13	652	—	—	Texas Roadhouse, Inc.	13	652

	2,917		3,033			5,950

				Household Durables — 0.2%
—	—	10	511	Garmin Ltd.	10	511

				Internet & Direct Marketing Retail — 0.7%
5	803	8	1,144	Netflix, Inc. (a)	13	1,947
7	271	—	—	TripAdvisor, Inc. (a)	7	271
2	150	—	—	Wayfair, Inc., Class A (a)	2	150

	1,224		1,144			2,368

				Leisure Products — 0.7%
—	—	4	475	Hasbro, Inc.	4	475
—	—	56	1,205	Mattel, Inc.	56	1,205
8	719	—	—	Polaris Industries, Inc.	8	719

	719		1,680			2,399

				Media — 4.1%
42	960	—	—	AMC Entertainment Holdings, Inc., Class A	42	960
—	—	13	847	CBS Corp. (Non-Voting), Class B	13	847
4	1,191	—	—	Charter Communications, Inc., Class A (a)	4	1,191
—	—	48	1,246	Discovery Communications, Inc., Class A (a)	48	1,246
—	—	64	1,564	Interpublic Group of Cos., Inc. (The)	64	1,564
4	753	—	—	Madison Square Garden Co. (The), Class A (a)	4	753
—	—	118	1,616	News Corp., Class A	118	1,616
—	—	37	3,038	Omnicom Group, Inc.	37	3,038
—	—	54	1,103	Regal Entertainment Group, Class A	54	1,103
—	—	29	1,988	Scripps Networks Interactive, Inc., Class A	29	1,988

	2,904		11,402			14,306

				Multiline Retail — 1.4%
—	—	42	1,631	Kohl’s Corp.	42	1,631
—	—	18	872	Nordstrom, Inc.	18	872
—	—	46	2,384	Target Corp.	46	2,384

	—		4,887			4,887

				Specialty Retail — 2.1%
—	—	24	305	Abercrombie & Fitch Co., Class A	24	305
3	367	—	—	Advance Auto Parts, Inc.	3	367

See notes to pro-forma financial statements.

10

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
—	—	21	256	American Eagle Outfitters, Inc.	21	256
—	—	107	230	Ascena Retail Group, Inc. (a)	107	230
—	—	6	238	AutoNation, Inc. (a)	6	238
—	—	56	1,712	Bed Bath & Beyond, Inc.	56	1,712
—	—	36	633	DSW, Inc., Class A	36	633
—	—	44	299	Express, Inc. (a)	44	299
10	519	5	246	L Brands, Inc.	15	765
18	1,299	—	—	Murphy USA, Inc. (a)	18	1,299
3	229	—	—	TJX Cos., Inc. (The)	3	229
14	737	—	—	Tractor Supply Co.	14	737
—	—	13	241	Urban Outfitters, Inc. (a)	13	241

	3,151		4,160			7,311

				Textiles, Apparel & Luxury Goods — 1.6%
—	—	12	424	Michael Kors Holdings Ltd. (a)	12	424
24	1,431	—	—	NIKE, Inc., Class B	24	1,431
—	—	6	461	Ralph Lauren Corp.	6	461
52	1,137	22	452	Under Armour, Inc., Class A (a)	74	1,589
—	—	42	915	Under Armour, Inc., Class C (a)	42	915
11	616	—	—	VF Corp.	11	616

	3,184		2,252			5,436

	17,640		32,285	Total Consumer Discretionary		49,925

				Consumer Staples — 7.5%
				Beverages — 1.7%
22	1,069	—	—	Brown-Forman Corp., Class B	22	1,069
—	—	83	3,703	Coca-Cola Co. (The)	83	3,703
6	1,177	—	—	Constellation Brands, Inc., Class A	6	1,177

	2,246		3,703			5,949

				Food & Staples Retailing — 1.6%
10	1,069	—	—	Casey’s General Stores, Inc.	10	1,069
—	—	25	2,010	CVS Health Corp.	25	2,010
—	—	32	742	Kroger Co. (The)	32	742
—	—	9	443	Sysco Corp.	9	443
—	—	14	1,028	Wal-Mart Stores, Inc.	14	1,028
—	—	5	208	Whole Foods Market, Inc.	5	208

	1,069		4,431			5,500

				Food Products — 1.7%
—	—	12	620	Campbell Soup Co.	12	620
—	—	39	2,163	General Mills, Inc.	39	2,163
—	—	24	1,647	Kellogg Co.	24	1,647
6	516	—	—	Kraft Heinz Co. (The)	6	516
22	745	—	—	Snyder’s-Lance, Inc.	22	745

	1,261		4,430			5,691

				Household Products — 1.9%
—	—	28	1,441	Church & Dwight Co., Inc.	28	1,441
—	—	20	2,614	Clorox Co. (The)	20	2,614
—	—	5	374	Colgate-Palmolive Co.	5	374
—	—	26	2,280	Procter & Gamble Co. (The)	26	2,280

	—		6,709			6,709

				Personal Products — 0.6%
60	1,127	25	478	Coty, Inc., Class A	85	1,605
5	442	—	—	Estee Lauder Cos., Inc. (The), Class A	5	442

	1,569		478			2,047

	6,145		19,751	Total Consumer Staples		25,896

See notes to pro-forma financial statements.

11

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
				Energy — 3.6%
				Energy Equipment & Services — 0.7%
—	—	12	630	Helmerich & Payne, Inc.	12	630
—	—	34	2,233	Schlumberger Ltd.	34	2,233

	—		2,863			2,863

				Oil, Gas & Consumable Fuels — 2.9%
—	—	4	434	Chevron Corp.	4	434
—	—	20	895	ConocoPhillips	20	895
—	—	7	276	Enbridge, Inc., (Canada)	7	276
18	1,025	—	—	EQT Corp.	18	1,025
—	—	60	4,808	Exxon Mobil Corp.	60	4,808
—	—	20	861	Hess Corp.	20	861
51	328	—	—	Kosmos Energy Ltd., (Ghana) (a)	51	328
—	—	30	356	Marathon Oil Corp.	30	356
—	—	17	438	Murphy Oil Corp.	17	438
—	—	12	325	Noble Energy, Inc.	12	325

	1,353		8,393			9,746

	1,353		11,256	Total Energy		12,609

				Financials — 9.4%
				Banks — 2.6%
—	—	15	1,276	Bank of Hawaii Corp.	15	1,276
—	—	37	1,144	First Hawaiian, Inc.	37	1,144
—	—	45	862	Fulton Financial Corp.	45	862
—	—	5	836	M&T Bank Corp.	5	836
76	1,345	78	1,373	People’s United Financial, Inc.	154	2,718
—	—	43	2,247	US Bancorp	43	2,247

	1,345		7,738			9,083

				Capital Markets — 2.6%
15	457	—	—	Artisan Partners Asset Management, Inc., Class A	15	457
—	—	2	710	BlackRock, Inc.	2	710
5	579	7	844	CME Group, Inc.	12	1,423
21	601	21	582	Federated Investors, Inc., Class B	42	1,183
—	—	10	426	Franklin Resources, Inc.	10	426
—	—	4	945	Goldman Sachs Group, Inc. (The)	4	945
20	752	—	—	Interactive Brokers Group, Inc., Class A	20	752
—	—	11	391	Invesco Ltd.	11	391
—	—	9	631	Nasdaq, Inc.	9	631
—	—	13	1,262	Northern Trust Corp.	13	1,262
—	—	12	919	T Rowe Price Group, Inc.	12	919

	2,389		6,710			9,099

				Consumer Finance — 0.2%
—	—	6	351	Discover Financial Services	6	351
14	347	—	—	OneMain Holdings, Inc. (a)	14	347

	347		351			698

				Insurance — 3.3%
—	—	11	847	Aflac, Inc.	11	847
—	—	10	903	Allstate Corp. (The)	10	903
—	—	13	1,214	Arch Capital Group Ltd. (a)	13	1,214
—	—	11	692	Axis Capital Holdings Ltd.	11	692
2	170	—	—	Cincinnati Financial Corp.	2	170
1	1,049	—	—	Markel Corp. (a)	1	1,049
—	—	11	679	Principal Financial Group, Inc.	11	679
—	—	21	923	Progressive Corp. (The)	21	923

See notes to pro-forma financial statements.

12

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
—	—	5	676	RenaissanceRe Holdings Ltd., (Bermuda)	5	676
—	—	18	1,406	Torchmark Corp.	18	1,406
—	—	11	1,442	Travelers Cos., Inc. (The)	11	1,442
—	—	20	1,363	WR Berkley Corp.	20	1,363

	1,219		10,145			11,364

				Thrifts & Mortgage Finance — 0.7%
92	1,207	—	—	New York Community Bancorp, Inc.	92	1,207
75	1,162	—	—	TFS Financial Corp.	75	1,162

	2,369		—			2,369

	7,669		24,944	Total Financials		32,613

				Health Care — 9.0%
				Biotechnology — 2.3%
—	—	29	2,075	AbbVie, Inc.	29	2,075
12	341	—	—	ACADIA Pharmaceuticals, Inc. (a)	12	341
3	267	—	—	Alnylam Pharmaceuticals, Inc. (a)	3	267
—	—	13	2,304	Amgen, Inc.	13	2,304
4	329	—	—	BioMarin Pharmaceutical, Inc. (a)	4	329
4	402	—	—	Bluebird Bio, Inc. (a)	4	402
3	312	—	—	Intercept Pharmaceuticals, Inc. (a)	3	312
12	355	—	—	Juno Therapeutics, Inc. (a)	12	355
73	482	—	—	OPKO Health, Inc. (a)	73	482
3	260	—	—	Puma Biotechnology, Inc. (a)	3	260
1	700	—	—	Regeneron Pharmaceuticals, Inc. (a)	1	700
4	216	—	—	Seattle Genetics, Inc. (a)	4	216

	3,664		4,379			8,043

				Health Care Equipment & Supplies — 1.5%
—	—	4	851	Becton Dickinson and Co.	4	851
—	—	1	345	CR Bard, Inc.	1	345
3	204	—	—	DENTSPLY SIRONA, Inc.	3	204
18	1,332	—	—	DexCom, Inc. (a)	18	1,332
—	—	15	1,326	Medtronic plc	15	1,326
—	—	11	1,176	Varian Medical Systems, Inc. (a)	11	1,176

	1,536		3,698			5,234

				Health Care Providers & Services — 3.4%
26	1,273	—	—	Acadia Healthcare Co., Inc. (a)	26	1,273
—	—	7	656	AmerisourceBergen Corp.	7	656
—	—	20	1,521	Cardinal Health, Inc.	20	1,521
—	—	18	1,184	DaVita, Inc.	18	1,184
21	1,329	—	—	Envision Healthcare Corp. (a)	21	1,329
—	—	15	937	Express Scripts Holding Co. (a)	15	937
7	1,199	—	—	Henry Schein, Inc. (a)	7	1,199
—	—	2	305	Laboratory Corp. of America Holdings	2	305
15	1,006	—	—	LifePoint Health, Inc. (a)	15	1,006
21	1,002	4	177	Patterson Cos., Inc.	25	1,179
—	—	2	187	Quest Diagnostics, Inc.	2	187
44	841	—	—	Tenet Healthcare Corp. (a)	44	841

	6,650		4,967			11,617

				Health Care Technology — 0.0%
1	151	—	—	athenahealth, Inc. (a)	1	151

				Pharmaceuticals — 1.8%
10	325	—	—	Akorn, Inc. (a)	10	325
24	1,356	—	—	Bristol-Myers Squibb Co.	24	1,356
16	552	—	—	Catalent, Inc. (a)	16	552

See notes to pro-forma financial statements.

13

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
—	—	18	2,377	Johnson & Johnson	18	2,377
6	226	—	—	Medicines Co. (The) (a)	6	226
22	1,346	—	—	Zoetis, Inc.	22	1,346

	3,805		2,377			6,182

	15,806		15,421	Total Health Care		31,227

				Industrials — 14.1%
				Aerospace & Defense — 2.9%
—	—	19	425	Arconic, Inc.	19	425
—	—	22	4,308	Boeing Co. (The)	22	4,308
23	1,193	—	—	Hexcel Corp.	23	1,193
—	—	11	2,991	Lockheed Martin Corp.	11	2,991
4	1,022	—	—	TransDigm Group, Inc.	4	1,022

	2,215		7,724			9,939

				Air Freight & Logistics — 1.1%
—	—	22	1,538	CH Robinson Worldwide, Inc.	22	1,538
—	—	16	879	Expeditors International of Washington, Inc.	16	879
—	—	13	1,392	United Parcel Service, Inc., Class B	13	1,392

	—		3,809			3,809

				Airlines — 0.2%
11	544	—	—	Spirit Airlines, Inc. (a)	11	544

				Building Products — 0.3%
27	1,234	—	—	Armstrong World Industries, Inc. (a)	27	1,234

				Commercial Services & Supplies — 0.3%
80	1,054	—	—	Covanta Holding Corp.	80	1,054
3	130	—	—	Rollins, Inc.	3	130

	1,184		—			1,184

				Construction & Engineering — 0.4%
81	1,238	—	—	KBR, Inc.	81	1,238

				Electrical Equipment — 0.8%
7	1,418	—	—	Acuity Brands, Inc.	7	1,418
—	—	9	526	Emerson Electric Co.	9	526
—	—	4	471	Hubbell, Inc.	4	471
—	—	12	504	Sensata Technologies Holding NV (a)	12	504

	1,418		1,501			2,919

				Industrial Conglomerates — 1.4%
—	—	11	2,373	3M Co.	11	2,373
12	1,164	—	—	Carlisle Cos., Inc.	12	1,164
25	678	20	541	General Electric Co.	45	1,219

	1,842		2,914			4,756

				Machinery — 2.0%
—	—	3	214	AGCO Corp.	3	214
—	—	9	415	Donaldson Co., Inc.	9	415
14	672	19	865	Flowserve Corp.	33	1,537
—	—	3	434	Illinois Tool Works, Inc.	3	434
11	436	—	—	ITT, Inc.	11	436
1	88	—	—	Middleby Corp. (The) (a)	1	88
8	1,228	—	—	Snap-on, Inc.	8	1,228
32	901	—	—	Trinity Industries, Inc.	32	901
6	540	—	—	Wabtec Corp.	6	540
19	1,059	—	—	Xylem, Inc.	19	1,059

	4,924		1,928			6,852

See notes to pro-forma financial statements.

14

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
				Marine — 0.2%
12	792	—	—	Kirby Corp. (a)	12	792

				Professional Services — 0.6%
—	—	12	1,634	Equifax, Inc.	12	1,634
7	320	—	—	IHS Markit Ltd. (a)	7	320
—	—	6	237	Nielsen Holdings plc	6	237

	320		1,871			2,191

				Road & Rail — 2.6%
4	1,483	—	—	AMERCO	4	1,483
—	—	6	514	Canadian National Railway Co., (Canada)	6	514
12	790	—	—	Genesee & Wyoming, Inc., Class A (a)	12	790
—	—	151	3,141	Heartland Express, Inc.	151	3,141
—	—	34	1,247	Knight Transportation, Inc.	34	1,247
6	581	—	—	Old Dominion Freight Line, Inc.	6	581
5	390	—	—	Ryder System, Inc.	5	390
—	—	33	965	Werner Enterprises, Inc.	33	965

	3,244		5,867			9,111

				Trading Companies & Distributors — 1.3%
—	—	24	881	Air Lease Corp.	24	881
26	1,147	—	—	Fastenal Co.	26	1,147
8	1,268	—	—	Watsco, Inc.	8	1,268
—	—	6	1,074	WW Grainger, Inc.	6	1,074

	2,415		1,955			4,370

	21,370		27,569	Total Industrials		48,939

				Information Technology — 14.9%
				Communications Equipment — 1.4%
—	—	71	2,230	Cisco Systems, Inc.	71	2,230
—	—	58	1,630	Juniper Networks, Inc.	58	1,630
17	1,148	—	—	ViaSat, Inc. (a)	17	1,148

	1,148		3,860			5,008

				Electronic Equipment, Instruments & Components — 1.8%
17	1,253	12	907	Amphenol Corp., Class A	29	2,160
2	394	—	—	Coherent, Inc. (a)	2	394
6	974	—	—	Littelfuse, Inc.	6	974
33	1,317	—	—	National Instruments Corp.	33	1,317
8	819	—	—	Universal Display Corp.	8	819
39	697	—	—	VeriFone Systems, Inc. (a)	39	697

	5,454		907			6,361

				Internet Software & Services — 1.8%
2	422	—	—	CoStar Group, Inc. (a)	2	422
—	—	41	1,440	eBay, Inc. (a)	41	1,440
5	728	—	—	Facebook, Inc., Class A (a)	5	728
—	—	15	665	GrubHub, Inc. (a)	15	665
133	1,186	—	—	Pandora Media, Inc. (a)	133	1,186
20	586	—	—	Twilio, Inc., Class A (a)	20	586
—	—	49	868	Twitter, Inc. (a)	49	868
12	346	—	—	Yelp, Inc. (a)	12	346

	3,268		2,973			6,241

				IT Services — 2.2%
—	—	4	1,145	Alliance Data Systems Corp.	4	1,145
—	—	7	711	Automatic Data Processing, Inc.	7	711
16	1,196	—	—	Broadridge Financial Solutions, Inc.	16	1,196

See notes to pro-forma financial statements.

15

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
1	83	—	—	Cognizant Technology Solutions Corp., Class A	1	83
21	591	—	—	Genpact Ltd.	21	591
9	919	—	—	Jack Henry & Associates, Inc.	9	919
12	697	—	—	Paychex, Inc.	12	697
41	882	—	—	Sabre Corp.	41	882
12	1,246	—	—	WEX, Inc. (a)	12	1,246

	5,614		1,856			7,470

				Semiconductors & Semiconductor Equipment — 4.2%
65	807	—	—	Advanced Micro Devices, Inc. (a)	65	807
—	—	13	528	Applied Materials, Inc.	13	528
19	1,159	—	—	Cavium, Inc. (a)	19	1,159
4	168	—	—	First Solar, Inc. (a)	4	168
—	—	138	4,672	Intel Corp.	138	4,672
—	—	2	181	KLA-Tencor Corp.	2	181
—	—	2	308	Lam Research Corp.	2	308
8	422	—	—	MACOM Technology Solutions Holdings, Inc. (a)	8	422
13	1,241	—	—	Monolithic Power Systems, Inc.	13	1,241
—	—	27	1,500	QUALCOMM, Inc.	27	1,500
—	—	2	238	Skyworks Solutions, Inc.	2	238
—	—	53	1,850	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	53	1,850
—	—	22	1,441	Xilinx, Inc.	22	1,441

	3,797		10,718			14,515

				Software — 2.9%
10	890	—	—	Blackbaud, Inc.	10	890
11	1,209	—	—	Ellie Mae, Inc. (a)	11	1,209
57	872	—	—	FireEye, Inc. (a)	57	872
17	1,142	—	—	Guidewire Software, Inc. (a)	17	1,142
—	—	28	1,407	Oracle Corp.	28	1,407
14	1,173	9	798	salesforce.com, Inc. (a)	23	1,971
2	231	—	—	ServiceNow, Inc. (a)	2	231
5	256	—	—	Splunk, Inc. (a)	5	256
4	236	—	—	Tableau Software, Inc., Class A (a)	4	236
4	698	—	—	Tyler Technologies, Inc. (a)	4	698
5	1,129	—	—	Ultimate Software Group, Inc. (The) (a)	5	1,129

	7,836		2,205			10,041

				Technology Hardware, Storage & Peripherals — 0.6%
—	—	11	425	NetApp, Inc.	11	425
—	—	41	1,602	Seagate Technology plc	41	1,602

	—		2,027			2,027

	27,117		24,546	Total Information Technology		51,663

				Materials — 4.4%
				Chemicals — 2.5%
5	728	9	1,319	Air Products & Chemicals, Inc.	14	2,047
24	671	20	551	CF Industries Holdings, Inc.	44	1,222
—	—	44	3,730	LyondellBasell Industries NV, Class A	44	3,730
—	—	12	1,603	Praxair, Inc.	12	1,603

	1,399		7,203			8,602

				Construction Materials — 0.1%
2	288	—	—	Vulcan Materials Co.	2	288

See notes to pro-forma financial statements.

16

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
				Containers & Packaging — 0.6%
33	1,407	—	—	Ball Corp.	33	1,407
—	—	12	622	Sonoco Products Co.	12	622

	1,407		622			2,029

				Metals & Mining — 0.9%
19	1,219	10	621	Compass Minerals International, Inc.	29	1,840
5	405	—	—	Royal Gold, Inc.	5	405
11	375	—	—	Southern Copper Corp., (Peru)	11	375
51	440	—	—	Tahoe Resources, Inc.	51	440

	2,439		621			3,060

				Paper & Forest Products — 0.3%
—	—	27	1,051	Domtar Corp.	27	1,051

	5,533		9,497	Total Materials		15,030

				Real Estate — 1.8%
				Equity Real Estate Investment Trusts (REITs) — 1.6%
—	—	46	388	CBL & Associates Properties, Inc.	46	388
16	1,213	—	—	Life Storage, Inc.	16	1,213
—	—	26	289	Pennsylvania REIT	26	289
—	—	5	308	Prologis, Inc.	5	308
—	—	7	459	Regency Centers Corp.	7	459
—	—	2	353	Simon Property Group, Inc.	2	353
—	—	5	482	SL Green Realty Corp.	5	482
—	—	4	225	Taubman Centers, Inc.	4	225
—	—	6	386	Ventas, Inc.	6	386
—	—	47	391	Washington Prime Group, Inc.	47	391
—	—	8	589	Welltower, Inc.	8	589

	1,213		3,870			5,083

				Real Estate Management & Development — 0.2%
5	672	—	—	Jones Lang LaSalle, Inc.	5	672

	1,885		3,870	Total Real Estate		5,755

				Telecommunication Services — 1.6%
				Diversified Telecommunication Services — 1.4%
—	—	52	1,967	AT&T, Inc.	52	1,967
—	—	67	2,990	Verizon Communications, Inc.	67	2,990

	—		4,957			4,957

				Wireless Telecommunication Services — 0.2%
24	674	—	—	Telephone & Data Systems, Inc.	24	674

	674		4,957	Total Telecommunication Services		5,631

				Utilities — 5.6%
				Electric Utilities — 1.8%
28	812	—	—	Great Plains Energy, Inc.	28	812
—	—	116	5,553	Southern Co. (The)	116	5,553

	812		5,553			6,365

				Gas Utilities — 0.4%
8	626	—	—	Atmos Energy Corp.	8	626
—	—	4	235	National Fuel Gas Co.	4	235
—	—	9	432	UGI Corp.	9	432

	626		667			1,293

				Multi-Utilities — 3.4%
—	—	10	558	Ameren Corp.	10	558
—	—	20	1,650	Consolidated Edison, Inc.	20	1,650

See notes to pro-forma financial statements.

17

JPMorgan Multi-Cap Market Neutral Fund		JPMorgan Research Market Neutral Fund			Combined Pro Forma
Shares	Value	Shares	Value	SECURITY DESCRIPTION	Shares	Value
16	1,262	43	3,295	Dominion Energy, Inc.	59	4,557
—	—	25	1,673	SCANA Corp.	25	1,673
13	1,424	15	1,709	Sempra Energy	28	3,133

	2,686		8,885			11,571

	4,124		15,105	Total Utilities		19,229

	$109,316		$189,201	Total Securities Sold Short (Proceeds $106,878, $192,200 and $299,078, respectively)		$298,517

Futures Contracts JPMorgan Multi-Cap Market Neutral Fund

Number of Contracts	Expiration Date	Trading Currency	Description	Notional Value at June 30, 2017	Net Unrealized Appreciation (Depreciation)
			Short Futures Outstanding
(7)	9/15/2017	USD	E-mini S&P 500 Index	(847)	$5
(9)	9/15/2017	USD	E-mini S&P MidCap 400 Index	(1,572)	8

					$13

Combined Fund

Number of Contracts	Expiration Date	Trading Currency	Description	Notional Value at June 30, 2017	Net Unrealized Appreciation (Depreciation)
			Short Futures Outstanding
(7)	9/15/2017	USD	E-mini S&P 500 Index	(847)	$5
(9)	9/15/2017	USD	E-mini S&P MidCap 400 Index	(1,572)	8

					$13

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
USD	United States Dollar
(a)	Non-income producing security.
(b)	Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	Amount rounds to less than 500.
(j)	All or a portion of this security is segregated as collateral for short sales and futures contracts. The total value of securities and cash segregated as collateral is approximately $109,968,000 and $206,511, respectively.
(k)	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	The rate shown is the current yield as of June 30, 2017.
(n)	The rate shown is the effective yield at the date of purchase.

See notes to pro-forma financial statements.

18

JPMorgan Multi-Cap Market Neutral Fund/JPMorgan Research Market Neutral Fund

Pro Forma Combined Statement of Assets & Liabilities

As of June 30, 2017 (Unaudited)

(Amounts in thousands)

	JPMorgan Multi-Cap Market Neutral Fund	JPMorgan Research Market Neutral Fund	Pro-Forma Adjustments		Pro-Forma Combined
ASSETS:
Investments in non-affiliated securities, at value	$111,505	$191,094	$—		$302,599
Investments in affiliates, at value	13,435	30,590	—		44,025

Total investment securities, at fair value	124,940	221,684	—		346,624
Restricted Cash	17	—	—		17
Cash	69	207	—		276
Deposit at broker for futures contracts	185	—	—		185
Deposits at broker for securities sold short	109,951	190,725	—		300,676
Receivables:
Investment securities sold	515	1,684	—		2,199
Fund shares sold	4	74	—		78
Interest and dividends from non-affiliates	—	288	—		288
Dividends from non-affiliates	194	—	—		194
Dividends from affiliates	8	16	—		24

Total Assets	235,883	414,678	—		650,561

LIABILITIES:
Payables:
Securities sold short, at value	109,316	189,201	—		298,517
Dividend expense to non-affiliates on securities sold short	67	294	—		361
Investment securities purchased	943	1,776	—		2,719
Fund shares redeemed	1,047	1,513	—		2,560
Variation margin on futures contracts	1	1	—		2
Accrued liabilities:
Investment advisory fees	54	117	(171	)(b)	—
Distribution fees	3	11	(1	)(b)	13
Shareholder servicing fees	24	27	—		51
Custodian and accounting fees	3	5	—		8
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	—		—	(a)
Other	40	97	172	(b)	309

Total Liabilities	111,498	193,042	—		304,540

Net Assets	$124,385	$221,636	$—		$346,021

NET ASSETS:
Paid-in capital	$116,891	$234,190	$—		$351,081
Accumulated undistributed (distributions in excess of) net investment income	(202)	(8,949)	—		(9,151)
Accumulated net realized gains (losses)	(7,525)	(57,356)	—		(64,881)
Net unrealized appreciation (depreciation)	15,221	53,751	—		68,972

Total Net Assets	$124,385	$221,636	$—		$346,021

Net Assets:
Class A	5,295	18,562	$—		23,857	(c)
Class C	3,286	11,782	—		15,068	(c)
Class I (formerly Select Class)	115,804	42,443	—		158,247	(c)
Class L	—	148,849	—		148,849

Total	$124,385	$221,636	$—		$346,021

See notes to pro forma combined financial statements.

19

JPMorgan Multi-Cap Market Neutral Fund/JPMorgan Research Market Neutral Fund

Pro Forma Combined Statement of Assets & Liabilities

As of June 30, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Multi-Cap Market Neutral Fund	JPMorgan Research Market Neutral Fund	Pro-Forma Adjustments		Pro-Forma Combined
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	531	1,290	(163	)(d)	1,658
Class C	353	871	(110	)(d)	1,114
Class I (formerly Select Class)	11,321	2,835	(3,585	)(d)	10,571
Class L	—	9,785	—		9,785

	12,205	14,781	(3,858)		23,128

Net Asset Value (e):
Class A — Redemption price per share	$9.97	$14.39	—		$14.39
Class C — Offering price per share (f)	9.31	13.53	—		13.53
Class I (formerly Select Class) — Offering and redemption price per share	10.23	14.97	—		14.97
Class L — Offering and redemption price per share	—	15.24	—		15.24
Class A maximum sales charge	5.25%	5.25%	—		5.25%
Class A maximum public offering price per share
[net asset value per share / (100% — maximum sales charge)]	$10.52	$15.19	—		$15.19

Cost of investments in non-affiliates	$93,859	$139,981	$—		$233,840
Cost of investments in affiliates	13,435	30,590	—		44,025
Proceeds from securities sold short	106,878	192,200	—		299,078

(a)	Amount rounds to less than $500.
(b)

Each Fund’s advisor or administrator will waive their fees and/or reimburse the Funds in an amount sufficient to offset the costs incurred by each Fund relating to the reorganization, which include any costs associated with the solicitation of voting instructions.

(c)	Reflects the total combined net assets due to the merger.
(d)	Reflects the adjustment to the number of shares outstanding due to the merger.
(e)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(f)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

See notes to pro forma combined financial statements.

20

JPMorgan Multi-Cap Market Neutral Fund/JPMorgan Research Market Neutral Fund

Pro Forma Combined Statement of Operations

For the Twelve Month Period Ended June 30, 2017 (Unaudited)

(Amounts in thousands)

	JPMorgan Multi-Cap Market Neutral Fund	JPMorgan Research Market Neutral Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$192	$—		$192
Interest income from affiliates	— (a)	—	—		— (a)
Dividend income from non-affiliates	2,230	4,485	—		6,715
Dividend income from affiliates	65	48	—		113
Interest income from non-affiliates on securities sold short	245	794	—		1,039
Foreign taxes withheld	—	(9)	—		(9)

Total Investment Income	2,540	5,510	—		8,050

EXPENSES:
Investment advisory fees	1,285	2,472	15	(b)	3,772
Administration fees	131	253	3	(b)	387
Distribution fees:
Class A	14	56	1	(b)	71
Class C	38	107	—		145
Shareholder servicing fees:
Class A	14	56	1	(b)	71
Class C	13	36	(1	)(b)	48
Class I (formerly Select Class)	375	126	1	(b)	502
Class L	—	222	1	(b)	223
Custodian and accounting fees	34	21	(35	)(c)	20
Interest expense to affiliates	5	—	—		5
Professional fees	53	74	(58	)(c)	69
Interest expense to non-affiliates	— (a)	3	—		3
Trustees’ and Chief Compliance Officer’s fees	26	28	—		54
Printing and Mailing costs	13	66	(1	)(c)	78
Registration and filing fees	41	41	(49	)(c)	33
Transfer agent fees	4	21	—		25
Sub-transfer agent fees	16	89	(105	)(d)	—
Other	7	9	(5	)(c)	11
Dividend expense to non-affiliates on securities sold short	1,846	7,258	—		9,104

Total Expenses	3,915	10,938	(232)		14,621

Less amounts waived	(448)	(811)	(790)		(2,049)

Net Expenses	3,467	10,127	(1,022)		12,572

Net Investment Income (Loss)	(927)	(4,617)	1,022		(4,522)

REALIZED / UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on transactions from:
Investments in non-affiliates	24,173	73,377	—		97,550
Futures	(234)	(497)	—		(731)
Securities sold short	(20,442)	(35,072)	—		(55,514)

Net realized gain (loss)	3,497	37,808	—		41,305

Change in unrealized appreciation / depreciation of:
Investments in non-affiliates	3,712	(22,744)	—		(19,032)
Futures	43	42	—		85
Securities sold short	(3,896)	7,577	—		3,681

Change in net unrealized appreciation / depreciation	(141)	(15,125)	—		(15,266)

Net realized / unrealized gains (losses)	3,356	22,683	—		26,039

Changes in net assets resulting from operations	$2,429	$18,066	$1,022		$21,517

(a)	Amount rounds to less than $500.
(b)	Based on the contract in effect for the surviving fund.
(c)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.
(d)	Decrease due to the elimination of sub-transfer agent fees.

See notes to pro forma combined financial statements.

21

JPMorgan Multi-Cap Market Neutral Fund JPMorgan Research Market Neutral Fund Notes to Pro Forma Financial Statements (unaudited) As of June 30, 2017

1. Basis of Combination

The accompanying unaudited Pro Forma Combined Schedule of Portfolio Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations (“Pro Forma statements”) for the twelve months ended June 30, 2017, reflect the accounts of JPMorgan Multi-Cap Market Neutral Fund (“Multi-Cap Market Neutral Fund”) a separate fund of JPMorgan Trust II, and JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”), a separate fund of JPMorgan Trust I, each a “Fund”. Following the combination, the Research Market Neutral Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of Multi-Cap Market Neutral Fund for shares of Research Market Neutral Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an as-if pooling of interests. The combination would be accomplished by an acquisition of the net assets of Class A shares, Class C shares and Class I Class shares of Multi-Cap Market Neutral Fund in exchange for Class A shares, Class C shares and Class I Class shares of Research Market Neutral Fund, respectively, at net asset value. The Pro Forma statements have been prepared as though the combination had been effective on June 30, 2017. The unaudited Pro Forma Statement of Operations reflects the results of the Funds for the twelve months ended June 30, 2017, as if the reorganization occurred on July 1, 2016. These Pro Forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods of Multi-Cap Market Neutral Fund will not be restated. The fiscal year end for Multi-Cap Market Neutral Fund and Research Market Neutral Fund is June 30 and October 31, respectively.

The Pro Forma combined financial statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference from their Statement of Additional Information.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by Multi-Cap Market Neutral Fund and Research Market Neutral Fund in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments

The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries

22

JPMorgan Multi-Cap Market Neutral Fund JPMorgan Research Market Neutral Fund Notes to Pro Forma Financial Statements (unaudited) As of June 30, 2017 out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Multi-Cap Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Other significant observable inputs	Total
Total Investments in Securities (a)	$124,940	$—	$—	$124,940
Total Liabilities for Securities Sold Short (a)	$(109,316)	$—	$—	$(109,316)
Appreciation in Other Financial Instruments
Futures Contracts (a)	$13	$—	$—	$13

Research Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Other significant observable inputs	Total
Total Investments in Securities (b)	$221,368	$316	$—	$221,684
Total Liabilities for Securities Sold Short (a)	$(189,201)	$—	$—	$(189,201)

23

JPMorgan Multi-Cap Market Neutral Fund JPMorgan Research Market Neutral Fund Notes to Pro Forma Financial Statements (unaudited) As of June 30, 2017

Combined Pro Forma Portfolio

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Other significant observable inputs	Total
Total Investments in Securities (b)	$346,308	$316	$—	$346,624
Total Liabilities for Securities Sold Short (a)	$(298,517)	$—	$—	$(298,517)
Appreciation in Other Financial Instruments
Futures Contracts (a)	$13	$—	$—	$13

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any Levels during the 12 month period ended June 30, 2017.

B. Shares of Beneficial Interest — The Pro Forma net asset value per share assumes the issuance of 368 Class A shares, 243 Class C shares and 7,736 Class I shares of Research Market Neutral Fund in exchange for 531 Class A shares, 353 Class C shares and 11,321 Class I shares of Multi-Cap Market Neutral Fund, respectively (shares in thousands).

C. Federal Income Taxes — Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Research Market Neutral Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

24

Part C

Item 15.	Indemnification

Limitation of Liability and Indemnification provisions for Trustees, Shareholders, officers, employees and agents of Registrant are set forth in Article VII, Sections 2, 3 and 5 of the Declaration of Trust and Article VII, Sections 2, 3 and 5 of the By-Laws.

Declaration of Trust:

Section 2. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated.

Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in the By-Laws:

(i) every person who is, has been, or becomes a Trustee or officer of the Trust or is or has been a trustee or director of a Predecessor Entity (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust or a trustee or director of a Predecessor Entity and against amounts paid or incurred by him or her in the settlement thereof; and

(ii) expenses in connection with the defense of any proceeding of the character described in clause (i) above shall be advanced by the Trust to the Covered Person from time to time prior to final disposition of such proceeding to the fullest extent permitted by law.

(b) For purposes of this Section 3 and Section 5 of this Article VII below, “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(c) The Trust’s financial obligations arising from the indemnification provided herein may be insured by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) In no event will any revision, amendment or change to this Section 3 or the By-laws affect in any manner the rights of any Covered Person to receive indemnification by the Trust against all liabilities and expenses reasonably incurred or paid by the Covered Person in connection with any proceeding in which the Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust or a trustee or director of a Predecessor Entity (including any amount paid or incurred by the Covered Person in the settlement of such proceeding) with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such revision, amendment or change to this Section 3 or the By-laws is made.

Section 5. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer or agent of the Trust or a trustee or director of a Predecessor Entity in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee, officer or agent of the Trust or a trustee or director of a Predecessor Entity. For purposes of this Section 5, “agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person;

By-Laws:

Section 2. Indemnification of Trustees and Officers. Subject to the exceptions and limitations contained in Section 4 of this Article VII, the Trust shall indemnify its Trustees and officers to the fullest extent consistent with state law and the 1940 Act. Without limitation of the foregoing, the Trust shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Trust, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. Subject to the exceptions and limitations contained in Section 4 of this Article VII, the Trust may, to the fullest extent consistent with law, indemnify each Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a Trustee or officer of the Trust. In no event will any revision, amendment or change to the By-Laws affect in any manner the rights of any Trustee or officer of the Trust to receive indemnification by the Trust against all liabilities and expenses reasonably incurred or paid by the Trustee or officer in connection with any proceeding in which the Trustee or officer becomes involved as a party or ‘otherwise by virtue of being or having been a Trustee or officer of the Trust or a trustee or director of a Predecessor Entity (including any amount paid or incurred by the Trustee or officer in the settlement of such proceeding) with respect to any act or omission of such Trustee or officer that occurred or is allege to have occurred prior to the time such revision, amendment or change to the By-Laws is made.

Section 3. Indemnification of Agents. Subject to the exceptions and limitations contained in Section 4 of this Article VII, every agent may be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.

Section 5. Insurance, Rights Not Exclusive. The Trust’s financial obligations arising from the indemnification provided herein or in the Declaration of Trust (i) may be insured by policies maintained by the Trust on behalf of any Trustee, officer or agent; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Trustee, officer or agent may now or hereafter be entitled; and (iv) shall inure to the benefit of the Trustee, officer or agent’s heirs, executors and administrators.

Item 16.	Exhibits

(1)(a)	Certificate of Trust dated November 1, 2004. Incorporated by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(1)(b)	Declaration of Trust dated November 5, 2004 (as amended February 15, 2005 and May 14, 2014). Incorporated by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission as filed on December 19, 2014 (Accession number 0001193125-14-448869).

(1)(c)	Amended Schedule B, dated September 29, 2017, to the Declaration of Trust dated November 5, 2004 (as amended February 15, 2005 and May 14, 2014). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on September 26, 2017 (Accession Number 0001193125-17-294384).

(2)	Amended and Restated By-Laws, as of August 20, 2014. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on August 27, 2014 (Accession Number 0001193125-14-323466).

(3)	Not Applicable

(4)	Agreement and Plan of Reorganization. Filed herewith.

(5)	Instrument defining rights of shareholders incorporated by reference to Exhibits (1)(b) and (2).

(6)(a)	Amended and Restated Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management Inc. (amended as of August 10, 2006). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(6)(b)	Form of Amended Schedule A to the Investment Advisory Agreement (amended as of September 29, 2017). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the securities and Exchange Commission on September 26, 2017 (Accession Number 0001193125-17-294384).

(7)(a)(1)	Distribution Agreement, dated February 19, 2005, between Registrant and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 29, 2005 (Accession Number 0001047469-05-12430).

(7)(a)(2)	Amendment to the Distribution Agreement, including Schedule A, dated February 12, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 30, 2014 (Accession Number 0001193125-14-170976).

(7)(a)(3)	Form of Amended Schedule B to the Distribution Agreement, amended as of November 14, 2017. Filed herewith.

(7)(a)(4)	Form of Amended Schedule C to the Distribution Agreement, amended as of November 16, 2016. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 22, 2016 (Accession Number 0001193125-16-801383).

(7)(a)(5)	Form of Amended Schedule D to the Distribution Agreement, amended as of November 14, 2017. Filed herewith.

(7)(a)(6)	Amended Schedule E to the Distribution Agreement, amended as of June 22, 2015. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 20, 2016 (Accession Number 0001145443-16-597639).

(7)(a)(7)	Form of Amended Schedule F to the Distribution Agreement, amended as of November 16, 2016. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 22, 2016 (Accession Number 0001193125-16-801383).

(7)(a)(8)	Amendment, dated November 11, 2015, to the Distribution Agreement, including Schedule A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 20, 2016 (Accession Number 0001193125-16-597639).

(7)(b)	Form of Trust Fund/SERV Agreement used by JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 21, 2017 (Accession Number 0001193125-17-263741).

(7)(c)	Form of Sub Transfer Agency Agreement Between the Recordkeeper and the Registrant. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 30, 2016 (Accession Number 0001193125-16-696907).

(7)(d)	Form of Service Agreement between the Financial Intermediary and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 30, 3016 (Accession Number 0001192125-16-696907).

(7)(e)	Form of Mutual Fund Sales Agreement between the Financial Intermediary and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 21, 2017 (Accession Number 0001192125-17-263741).

(7)(f)	Form of Bilateral Networking Agreement among Registrant, JPMorgan Distribution Services, Inc. and the Financial Intermediary. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 30, 2016 (Accession 0001193125-16-696907).

(8)	Deferred Compensation Plan for Eligible Trustees of the Trust. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 25, 2014 (Accession Number 0001193125-14-067467).

(9)(a)	Amended and Restated Global Custody and Fund Accounting Agreement dated September 1, 2010, between JPMorgan Chase Bank, N.A. and the entities named in Schedule A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 28, 2010 (Accession Number 0001145443-10-002212).

(9)(b)	Form of Amended Schedule A to the Amended and Restated Global Custody and Fund Accounting Agreement (amended as of November 14, 2017). Filed herewith.

(9)(c)	Amendment to Amended and Restated Global Custody and Fund Accounting Agreement, dated as of December 1, 2013. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 16, 2014 (Accession Number 0001192125-14-202895).

(9)(d)	Amendment to Amended and Restated Global Custody and Fund Accounting Agreement, dated September 1, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 19, 2014 (Accession Number 0001192125-14-448869).

(9)(e)	Joinder and Amendment, dated December 1, 2015, including Schedule A, to the Amended and Restated Global Custody and Fund Accounting Agreement, dated September 1, 2004. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 21, 2016 (Accession Number 0001193125-16-549860).

(10)(a)	Combined Amended and Restated Distribution Plan, amended as of November 15, 2015, including Schedules A and B. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on November 17, 2015 (Accession Number 0001193125-15-379542).

(10)(b)	Amended Schedule B, dated November 14, 2017, to the Combined Amended and Restated Distribution Plan, amended as of November 15, 2015. Filed herewith.

(10)(c)	Combined Amended and Restated Rule 18f-3 Multi-Class Plan, including Exhibits A and B, amended as of August 16, 2017. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 21, 2017 (Accession Number 0001193125-17-263741).

(10)(d)	Exhibit B, dated November 14, 2017, to the Combined Amended and Restated Rule 18f-3 Multi-Class Plan, amended as of August 16, 2017. Filed herewith.

(11)	Opinion and Consent of Dechert LLP regarding legality of issuance of shares and other matters. Filed herewith.

(12)	Opinion of Dechert LLP regarding tax matters. To be filed by Amendment.

(13)(a)	Amended and Restated Transfer Agency Agreement between Registrant and Boston Financial Data Services, Inc. (“BFDS”), effective September 1, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 16, 2014 (Accession Number 0001193125-14-373683).

(13)(a)(1)	Form of Amended Appendix A, dated as of November 14, 2017, to the Amended and Restated Transfer Agency Agreement between the Trust and BFDS dated September 1, 2014. Filed herewith.

(13)(a)(2)	Amendment to Amended and Restated Transfer Agency Agreement between the Trust and BFDS, dated November 11, 2015. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 22, 2016 (Accession Number 000193125-16-801383).

(13)(b)(1)	Administration Agreement between Registrant and JPMorgan Funds Management, Inc., effective February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047460-05-12430).

(13)(b)(2)	Amendment, including amended Schedule A, dated May 1, 2006, to the Administration Agreement. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission as filed on August 11, 2006 (Accession Number 0001145443-06-002612).

(13)(b)(3)	Form of Amended Schedule B to the Administration Agreement (amended as of November 14, 2017). Filed herewith.

(13)(b)(4)	Amendment to February 19, 2005 Administration Agreement, dated February 12, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 30, 2014 (Accession Number 0001193125-14-170976).

(13)(c)(1)	Securities Lending Agreement, Amended and Restated February 9, 2010, between the Registrant and JPMorgan Chase Bank, N.A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 25, 2010 (Accession Number 0001145443-10-000325).

(13)(c)(2)	Amendment to Securities Lending Agreement, Amended and Restated, effective as of March 1, 2011, between the Registrant and JPMorgan Chase Bank, N.A. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on March 15, 2011 (Accession Number 0001193125-11-067101).

(13)(c)(3)	Amended and Restated Securities Lending Agency Agreement, effective March 1, 2011, between the Registrant and The Goldman Sachs Bank USA. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on March 15, 2011 (Accession Number 0001193125-11-067101).

(13)(c)(4)	Schedule 2, revised February 1, 2012, to the Amended and Restated Securities Lending Agreement between the Registrant and The Goldman Sachs Bank USA. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2012 (Accession Number 0001193125-12-080968).

(13)(c)(5)	Schedule A to the Amended and Restated Securities Lending Agreement between the Registrant and The Goldman Sachs Bank USA. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on July 27, 2012 (Accession Number 0001193125-12-319128).

(13)(c)(6)	Amended and Restated The Third Party Securities Lending Agreement, effective March 1, 2011, between the Registrant and The Goldman Sachs Bank USA. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on July 27, 2012 (Accession Number 0001193125-12-067101).

(13)(d)(1)	Shareholder Servicing Agreement, effective February 19, 2005, between Registrant and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(13)(d)(2)	Amendment to the Shareholder Servicing Agreement including Schedules A and B, (amended as of August 22, 2013). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on September 27, 2013 (Accession Number 0001192125-13-381972)

(13)(d)(3)	Form of Amended Schedule B to the Shareholder Servicing Agreement (amended as of November 14, 2017). Filed herewith.

(13)(d)(4)	Amendment, dated February 12, 2014, to the Shareholder Servicing Agreement, dated February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 30, 2014 (Accession Number 0001193125-14-170976.

(13)(e)(1)	Form of Fee Waiver Agreement for JPMorgan Research Market Neutral Fund. Filed herewith.

(13)(f)(1)	Indemnification Agreement. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(14)(a)	Consent of Independent Registered Public Accounting Firm for JPMorgan Research Market Neutral Fund. Filed herewith.

(14)(b)	Consent of Independent Registered Public Accounting Firm for JPMorgan Multi-Cap Market Neutral Fund. Filed herewith.

(15)	None.

(16)(a)	Powers of Attorney for the Trustees. Filed herewith.

(16)(b)	Power of Attorney for Brian S. Shlissel. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 28, 2017 (Accession Number 0001193125-17-058752).

(16)(c)	Power of Attorney for Matthew Plastina. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 3, 2017 (Accession Number 0001193125-17-332715).

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or part who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file in a Post-effective Amendment to this Registration Statement a final tax opinion within a reasonable time after the close of this transaction.

As required by the Securities Act of 1933, this Registration Statement has been signed on the behalf of the Registrant, City of New York and State of New York, on the 30th day of November, 2017.

JPMorgan Trust I (Registrant)

By: Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of November 2017.

JOHN F. FINN*	MITCHELL M. MERIN*
John F. Finn Trustee	William G. Morton, Jr. Trustee

DR. MATTHEW GOLDSTEIN*	WILLIAM G. MORTON, JR.*
Dr. Matthew Goldstein Trustee	William G. Morton, Jr. Trustee

DENNIS P. HARRINGTON*	ROBERT A. ODEN, JR.*
Dennis P. Harrington Trustee	Robert A. Oden, Jr. Trustee

FRANKIE D. HUGHES*	MARIAN U. PARDO*
Frankie D. Hughes Trustee	Marian U. Pardo Trustee

RAYMOND KANNER*	JAMES J. SCHONBACHLER*
Raymond Kanner Trustee	James J. Schonbachler Trustee

PETER C. MARSHALL*	BRIAN S. SHLISSEL
Peter C. Marshall Trustee	Brian A. Shlissel President and Principal Executive Officer

MARY E. MARTINEZ*
Mary E. Martinez Trustee

MARILYN MCCOY*
Marilyn McCoy Trustee

MATTHEW PLASTINA *
Matthew Plastina Acting Treasurer and Principal Financial Officer

*By	/S/ JOHN T. FITZGERALD
John T. Fitzgerald Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.

(4)	Agreement and Plan of Reorganization

(7)(a)(3)	Form of Amended Schedule B to the Distribution Agreement, amended as of November 14, 2017

(7)(a)(5)	Form of Amended Schedule D to the Distribution Agreement, amended as of November 14, 2017

(9)(b)	Form of Amended Schedule A to the Amended and Restated Global Custody and Fund Accounting Agreement (amended as of November 14, 2017)

(10)(b)	Amended Schedule B, dated November 14, 2017, to the Combined Amended and Restated Distribution Plan, amended as of November 15, 2015

(10)(d)	Exhibit B, dated November 14, 2017, to the Combined Amended and Restated Rule 18f-3 Multi-Class Plan, amended as of August 16, 2017

(11)	Opinion and Consent of Dechert LLP regarding legality of issuance of shares and other matters

(13)(a)(1)	Form of Amended Appendix A, dated as of November 14, 2017, to the Amended and Restated Transfer Agency Agreement between the Trust and BFDS, dated September 1, 2014

(13)(b)(3)	Form of Amended Schedule B to the Administration agreement (amended as of November 14, 2017)

(13)(d)(3)	Form of Amended Schedule B to the Shareholder Servicing Agreement (amended as of November 14, 2017)

(13)(e)(1)	Form of Fee Waiver Agreement for JPMorgan Research Market Neutral Fund

(14)(a)	Consent of Independent Registered Public Accounting Firm for JPMorgan Research Market Neutral Fund

(14)(b)	Consent of Independent Registered Public Accounting Firm for JPMorgan Multi-Cap Market Neutral Fund

(16)(a)	Powers of Attorney for the Trustees